UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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the Securities Exchange Act of 1934 (Amendment No.     )

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Merit Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

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2018 Notice of

Annual Meeting and

Proxy Statement

UNDERSTAND. INNOVATE. DELIVER.TM

MERIT MEDICAL SYSTEMS, INC.

1600 West Merit Parkway

South Jordan, UT 84095

Chairman, President, and Chief Executive Officer

April 13, 2018

Dear Shareholders:

It is my pleasure to invite you to the 2018 Annual Meeting of Shareholders (or at any adjournment of the meeting) (the Annual Meeting) of Merit Medical Systems, Inc. (Merit or the Company), which will be held on Thursday, May 24, 2018, at 3:00 p.m. (local time), at our corporate offices at 1600 West Merit Parkway, South Jordan, Utah 84095. The attached Notice of Annual Meeting of Shareholders and Proxy Statement will serve as your guide to the business to be conducted at, and provide details regarding admission to, the Annual Meeting.

We hope you are pleased with Merit’s performance during 2017. We successfully completed the last year of our three-year plan and presented two additional years, which forecast continued growth, gross margin improvement and profitability. During the year we completed multiple acquisitions, including the acquisition of the Argon critical care division and Catheter Connections. We also laid the groundwork for our acquisition of soft tissue core needle biopsy and drainage system product lines from Becton, Dickinson and Company, which we completed in February 2018. We are now actively engaged in pursuing a successful transition of those product lines to our marketing channels and manufacturing facilities. During 2017 we also raised additional capital to provide resources for future growth and opportunity. We look forward to the opportunity to discuss these achievements with you at the Annual Meeting.

We hope you will participate in the Annual Meeting, either by attending and voting in person or by voting (as soon as practicable) through the other acceptable means described in this Proxy Statement. Your vote is important to all of us at Merit. I look forward to seeing you at the Annual Meeting.

Sincerely,

1  2018 PROXY STATEMENT  |  www.merit.com

GUIDE TO PROXY STATEMENT

1	LETTER TO SHAREHOLDERS FROM CHAIR AND CEO	Purpose of these materials:
2	GUIDE TO PROXY STATEMENT
3	NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

On behalf of our Board of Directors, we are making these materials available to you in connection with our solicitation of proxies for our 2018 Annual Meeting of Shareholders. You are receiving this communication because you hold shares of Merit.

4	PROXY SUMMARY
7	CORPORATE GOVERNANCE AND RELATED MATTERS
7	Proposal 1: Election of Nominee Directors
10	Directors Whose Terms of Office Continue
14	Proposal 2: Increase Maximum Board Size (from 9 to 11)
16	Our Board of Directors
22	Non-Employee Director Compensation
23	Related Person Transactions	What we need from you:
25	EXECUTIVE COMPENSATION AND RELATED MATTERS
25	Executive Summary

Please read these materials and submit your vote and proxy by telephone, internet or, if you received your materials by mail, by completing and returning your proxy card or voting instructions. Even if you plan to attend the Annual Meeting, we ask that you vote in advance via one of the above means as soon as practicable.

28	Compensation Discussion and Analysis
37	Proposal 3: Advisory Vote on Executive Compensation
39	Proposal 4: Approve our 2018 Long-Term Incentive Plan
45	EXECUTIVE COMPENSATION TABLES
45	Summary Compensation Table
46	Grants of Plan-Based Awards
47	Outstanding Equity Awards at Year End
47	Option Exercises and Stock Vested
47	Non-Qualified Deferred Compensation	More information:
49	Potential Payments Upon Termination or Change in Control
53	CEO Pay Ratio

This Proxy Statement and the accompanying annual report to shareholders are available online at: www.proxyvote.com. You may also request a paper copy of these materials by writing to our Corporate Secretary (Brian G. Lloyd) at the below address:

54	AUDIT MATTERS
54	Audit Committee Report
54	Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm
56	STOCK OWNERSHIP AND TRADING
56	Principal Holders of Voting Securities
57	Section 16(a) Beneficial Ownership Reporting Compliance
58	OTHER PROXY INFORMATION	MERIT MEDICAL
58	Information About the Annual Meeting and Voting	EXECUTIVE OFFICES
62	Other Matters
62	Shareholder Proposals for Annual Meeting 2019	1600 West Merit Parkway
63	Non-GAAP Financial Measures	South Jordan, UT 84095
67	EXHIBITS

2018 PROXY STATEMENT  |  www.merit.com  2

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS			PLEASE CAST YOUR VOTE RIGHT AWAY

HOW TO VOTE

When

Your vote is important to our future. Even if you plan to attend the Annual Meeting, you can vote in advance using another method below (though holders in “street name” must instruct your broker or nominee). Internet and Phone voting will close at 11:59 P.M. Eastern Time on May 23, 2018.

May 24, 2018
3:00 P.M. (local time)

	Where	BY INTERNET at www.proxyvote.com		BY MAIL (cast your ballot, sign proxy card and post)
Merit Medical Systems, Inc.
1600 West Merit Parkway
	South Jordan, Utah 84095	BY PHONE at 1-800-690-6903 (U.S. and Canada)		Attend meeting IN PERSON

Items of Business

	MANAGEMENT PROPOSALS	BOARD’S RECOMMENDATION	VOTE REQUIRED / BROKER DISCRETIONARY VOTING ALLOWED?	MORE INFORMATION
1	Elect three directors, each to serve until 2021	FOR each nominee	Majority* / No	Page 7
2	Amend Merit’s Articles of Incorporation to increase maximum Board size (from 9 to 11)	FOR	Two-Thirds / No	Page 14
3	Non-binding advisory vote to approve named executive officer compensation (Say on Pay)	FOR	Majority* / No	Page 37
4	Approve our 2018 Long-Term Incentive Plan	FOR	Majority* / No	Page 39
5	Ratify appointment of independent registered public accounting firm (Deloitte & Touche)	FOR	Majority* / Yes	Page 54

* Votes cast in favor of the proposal must exceed the votes cast against the proposal. Majority vote required for each director nominee.

We will also conduct such other business as may properly come before the Annual Meeting.

Eligibility to Vote			Important Meeting Information

Shareholders of record at the close of business on March 28, 2018 (the record date) may vote at the Annual Meeting.

In order to attend in person, holders of record of shares of Merit’s common stock (Common Stock) must provide proof of identification. Individuals who own shares in “street name” must provide proof of ownership and identification. See “Other Proxy Information” beginning on page 58 for additional information.

Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. As such, please either sign and return the accompanying card in the postage-paid envelope or instruct us via the Internet or phone as to how you would like your shares voted. This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

	This Proxy Statement and the accompanying Annual Report are available online at: www.proxyvote.com.		By Order of the Board of Directors,

Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

April 13, 2018

3 2018 PROXY STATEMENT | www.merit.com

PROXY SUMMARY

This summary highlights information contained elsewhere. Please read this Proxy Statement fully before voting.

Governance Highlights

The Board believes good governance is integral to achieving long-term value and is committed to governance policies and practices that benefit the Company and our shareholders. This belief is manifest in:

•   Strong lead independent director

•   Majority voting for all directors

•   No shareholder rights plan (“poison pill”) or dual class capitalization structure

•   Robust code of ethics

•   Board with seasoned leaders and broad mix of skills

•   Elimination of tax “gross-ups” and single-trigger change of control feature for executives

•   Responsiveness to shareholder input

•   Board oversight of Company strategy

•   Prohibition of short-term stock trading, short sales and option trading

•   Strong alignment between pay and performance for executive compensation

•   Share ownership requirements for directors

•   Commitment to corporate responsibility

PROPOSAL 1: ELECTION OF THREE				Board Recommendation
2018 NOMINEES FOR DIRECTOR (SEE PAGE 7)				Vote FOR each nominee

You are asked to vote on the election of three nominees to serve on the Board of Directors of Merit (the Board) until 2021.			The following table provides summary information about each director nominee (first three), as well as each director whose term expires in later years:

		DIRECTOR	TERM		BOARD COMMITTEES

NAME, PRIMARY OCCUPATION	AGE	SINCE	EXPIRES	INDEPENDENT	A	C	N&CG
A. SCOTT ANDERSON President & CEO of Zions Bank	71	2011	—	Yes		•	•
FRED P. LAMPROPOULOS Chair, President & CEO of Merit	68	1987	—	No
FRANKLIN J. MILLER, M.D. Retired Professor of Radiology	77	2005	—	Yes	•	•
NOLAN E. KARRAS Chair & CEO of The Karras Company	73	2011	2020	Yes	•
KENT W. STANGER Real Estate Investor, Retired CFO of Merit	63	1987	2020	No			•
DAVID M. LIU, M.D. Interventional Radiologist	44	2016	2020	Yes			•
F. ANN MILLNER, ED.D Regents Professor HAS at Weber State Univ.	66	2015	2019	Yes			•
MICHAEL E. STILLABOWER, M.D. Cardiologist	74	1996	2019	Yes		•	•
THOMAS J. GUNDERSON Retired Medtech Analyst at Piper Jaffray	67	2017	2019	Yes	•
•: Committee Chair		A: Audit Committee		N&CG: Nominating and Corporate
•: Committee Member		C: Compensation Committee		Governance Committee

2018 PROXY STATEMENT | www.merit.com 4

PROPOSAL 2: AMENDMENT TO INCREASE MAXIMUM	Board Recommendation
NUMBER OF DIRECTORS (SEE PAGE 14)	Vote FOR this amendment

The Nominating and Corporate Governance Committee (the Governance Committee) has recommended, and the Board has approved, an increase in the maximum number of directors of the Company, to allow the Governance Committee to seek and add additional directors with diverse experience, background or skills that the Board believes will provide added perspective and value to the Company and its shareholders. The amendment requires approval of the holders of at least two-thirds of the outstanding shares of Common Stock. If approved, the amendment will be reflected in our articles and bylaws.

The Board has not selected any nominees to fill vacancies on the Board which might be created if the amendment is approved.  If the amendment is approved and our Board votes to increase the size of the Board, any vacancies which would be created by such increase would be filled by the Board; however, any directors appointed by the Board to fill such vacancies would serve only until the next election of directors by our shareholders.

SELECT PERFORMANCE HIGHLIGHTS IN 2017	Access and Review
For more complete information about our 2017 financial performance, see our Annual Report on Form 10-K
The Company had another successful year in 2017. Highlights of our business and compensation are included below:

SELECTED 2017 HIGHLIGHTS

•      Successful completion of three-year plan to accelerate growth and improve profitability and extension of the plan for two additional years

•      Achievement of net sales, non-GAAP gross margin, and GAAP and non-GAAP earnings per share financial performance objectives

•      Completed multiple significant acquisition transactions, including the critical care division of Argon Medical Devices, Inc. and Catheter Connections, Inc., with expanded Merit presence in Asia Pacific

•      Completed transition to limited direct sales model in Japan, designed to increase Merit responsiveness and profitability

•      Cumulative total return on our Common Stock from December 31, 2012 to December 31, 2017 of 211% (1)

(1)   See Item 5 of our Annual Report on Form 10-K filed on March 1, 2018.  Past results are not necessarily an indicator of future results.

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE	Board Recommendation
COMPENSATION (SAY-ON-PAY)	Vote FOR this proposal
(SEE PAGE 37)

Consistent with our strong interest in shareholder engagement and our pay-for-performance approach, the Compensation Committee of our Board (the Compensation Committee) has continued to examine our executive compensation program to encourage alignment between the interests of our executives and shareholders. In particular, following abnormally low support for our executive compensation program at our 2017 annual meeting, the Compensation Committee undertook extensive conversations with our Board, management and shareholders and reviewed corporate governance practices at other companies. Based on these discussions and review, we amended our employment agreements with each Named Executive Officer (NEO) to ensure that such agreements do not include a “parachute payment” tax gross-up provision or allow any of the NEOs to qualify for change-in-control benefits solely upon a change in control. We believe the amendments are responsive to the concerns expressed by our shareholders and consistent with good corporate governance practices.

We ask that our shareholders approve, on an advisory basis, the compensation of our NEOs.

For additional information, see “Compensation Discussion and Analysis” in this Proxy Statement.

5 2018 PROXY STATEMENT | www.merit.com

PROPOSAL 4: APPROVE THE COMPANY’S		Board Recommendation
2018 LONG-TERM INCENTIVE PLAN (SEE PAGE
39)		Vote FOR this amendment

The Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan, as amended (the 2006 Incentive Plan), has been an important tool to attract and retain quality executives, directors, employees, and consultants. As of March 31, 2018, only 2,290 shares remained available for future awards under the 2006 Incentive Plan. This amount is not sufficient for future anticipated awards, and our Governance Committee and Board believe we should maintain an equity incentive plan with sufficient capacity to make awards which will align the interests of our employees and directors with our shareholders.

We therefore ask that our shareholders approve a new 2018 Long-Term Incentive Plan (the 2018 Incentive Plan) in order to permit us to continue to grant equity-based awards and attract and retain quality executives, directors, employees and consultants.

PROPOSAL 5: RATIFY APPOINTMENT OF		Board Recommendation
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(SEE PAGE 54)		Vote FOR ratification

We have engaged Deloitte & Touche LLP (Deloitte) as our independent registered public accountants since 1988, shortly after the Company was founded. The Board believes Deloitte continues to be the right accounting firm for our business and, consequently, has engaged Deloitte to audit our financial

		statements for the year ending December 31, 2018, subject to ratification by our shareholders. The Board asks that our shareholders ratify this appointment.

Below is summary information about Deloitte’s fees for 2017 and 2016.

	2017 ($)	2016 ($)
Audit Fees	993,286	835,920
Audit-Related Fees	81,083	27,527
Tax Fees	313,513	326,041
All Other Fees	151,443	131,000
Total	1,539,325	1,320,488

HOW TO RECEIVE A PAPER OR E-MAIL COPY OF THESE PROXY MATERIALS

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

(1)	BY INTERNET:	www.proxyvote.com
(2)	BY TELEPHONE:	1-800-579-1639
(3)	BY E-MAIL:	sendmaterial@proxyvote.com

If you are requesting material by e-mail, please send a blank e-mail with the 12-digit control number printed on the ballot enclosed with this Proxy Statement in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will not be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2018 to facilitate timely delivery.

To view these proxy materials online, please have the 12-digit control number printed on the ballot enclosed with this proxy statement and visit www.proxyvote.com.

2018 PROXY STATEMENT | www.merit.com 6

CORPORATE GOVERNANCE

AND RELATED MATTERS

PROPOSAL NO. 1:	Board Recommendation
ELECTION OF NOMINEE DIRECTORS	The Board unanimously recommends a vote FOR each of the below director nominees

At the Annual Meeting, three directors will be elected to serve until our 2021 annual meeting of shareholders and until their successors are duly elected and qualified. If any of the below nominees become unavailable to serve, proxies solicited by this Proxy Statement will be voted for other persons designated by the Board in their stead.

Classification of Board of Directors

Our Articles provide for a classified, or “staggered,” Board. Our directors are divided into three classes, with directors in each class serving a three-year term. Approximately one-third of our directors’ terms expire at each annual shareholders meeting. Based upon the existing classification of the Board, the terms of A. Scott Anderson, Fred P. Lampropoulos, and Franklin J. Miller, M.D., are scheduled to expire in connection with the Annual Meeting.

Nominees for Election as Directors

Our Board and Governance Committee believe that each of the following nominees possesses the experience and qualifications that directors of the Company should possess, as described in detail below, and that the experience and qualifications of each nominee complement the experience and qualifications of the other nominees.

The experience and qualifications of each nominee, including information regarding the specific experience, qualifications, attributes and skills that led the Board and the Governance Committee to conclude that he or she should be nominated to serve as a director of the Company, in light of our business and structure, are set forth below:

A. SCOTT ANDERSON Independent Director Age: 71

Director Since: November 2011

Committees: Compensation (Chair); Governance

Other Public Boards: None

Education: B.A. (philosophy, economics),

Columbia University; M.S. (economics, international studies), Johns Hopkins University

Career Highlights

•                President and CEO of Zions First National Bank (commercial bank based in the intermountain U.S.), 1998 to present

•                Member of Board of Trustees of Intermountain Healthcare (integrated healthcare system in Utah and Idaho), 2005 to present (Chair, 2012 to present)

•                Director of the Federal Reserve Bank of San Francisco (Salt Lake City Branch), 2003 to 2008

Qualifications of Particular Relevance to Merit

Mr. Anderson contributes to the Board’s deliberations more than 40 years of experience in the banking and financial services industries. The Board believes Mr. Anderson provides insight regarding national and international financial and credit markets, as well as lending practices, which are valuable as we continue to implement our growth strategy. Mr. Anderson also contributes extensive business and corporate governance experience to the strategic planning and operational discussions of the Board.

7  2018 PROXY STATEMENT  |  www.merit.com

FRED P. LAMPROPOULOS Chair, President, CEO Age: 68	Director Since: July 1987 Committees: None Other Public Boards: None

Career Highlights

•                Chair of the Board, CEO, and President of the Company since its formation in July 1987

•                Chair of the Board and President of Utah Medical Products, Inc. (medical device manufacturer), 1983 to 1987

•                Filed more than 200 domestic and international patents and applications on medical devices

•                Serves on several community and advisory boards

•                Recipient of numerous awards, including 2003 Utah Governor’s Medal for Science and Technology

Qualifications of Particular Relevance to Merit

The Board believes the Company benefits immensely from Mr. Lampropoulos’ experience as founder, President and Chief Executive Officer of the Company. He plays an essential role in communicating the expectations, advice, concerns and encouragement of the Board to our employees. Mr. Lampropoulos has a deep knowledge and understanding of the Company, as well as the industry and markets in which our products compete. Mr. Lampropoulos also performs an essential function as the Chair of the Board, providing decisive leadership and direction to the activities and deliberations of the Board. The Board also believes Mr. Lampropoulos’ leadership, drive and determination are significant factors in our growth and development and continue to be tremendous assets to the Company and its shareholders.

FRANKLIN J. MILLER, M.D. Independent Director Age: 77

Director Since: May 2005

Committees: Audit, Compensation

Other Public Boards: None

Education: B.S. (pre-med), Pennsylvania State University; M.D., Temple University Medical School; Resident and fellowship, Johns Hopkins University

Career Highlights

•                 Consultant to the Company, assisting in product testing and development, 1997 to 2005

•                 Professor of Radiology and Surgery at the University of Utah Department of Radiology, 1976 to 2005 (Director of Interventional Radiology, 1976 to 2001)

•                 Clinical Professor of Radiology at the University of California, San Diego (began the Hereditary Hemorrhagic Telangiectasia Clinic, one of only eight such clinics in the United States), 2002 to 2011

•                 Served on advisory boards to several medical device companies and member of editorial and review boards for numerous medical journals

2018 PROXY STATEMENT  |  www.merit.com  8

CORPORATE GOVERNANCE AND RELATED MATTERS

Qualifications of Particular Relevance to Merit

Dr. Miller contributes a valuable set of skills, training and experience to the Board’s deliberations. During his service as a director, Dr. Miller has provided significant advice regarding our product development strategy and plays a significant role in our evaluation of acquisition and other growth opportunities. Based, in part, on his extensive medical training and his experience with various medical devices, Dr. Miller provides the Board valuable insight regarding the needs and preferences of the medical professionals who use and purchase our products.

Retirement Policy

Our Corporate Governance Guidelines require that, upon reaching 75 years of age, each director must submit to the Board a letter of resignation to be effective at the next annual meeting of shareholders. The Board will generally accept all such resignations unless the Governance Committee or the Board determines to nominate the director for another term. Upon reaching 75 years of age, Dr. Miller tendered to the Board such a letter of resignation, which was considered by our Governance Committee and the Board. Following such consideration, the Board declined to accept Dr. Miller’s resignation. The Governance Committee and the Board also considered our director retirement policy when nominating Dr. Miller to serve for another term. The Governance Committee has determined that, despite being beyond the retirement age set forth in our Corporate Governance Guidelines, Dr. Miller continues to provide significant contributions to our Board and the Company and his unique perspective and extensive skills and experience continue to provide a valuable asset to the Board and the Company.

9  2018 PROXY STATEMENT  |  www.merit.com

DIRECTORS WHOSE	Governance Highlights

TERMS OF OFFICE CONTINUE

In its regular discussions regarding Board composition, the Governance Committee works with the Board to determine the appropriate mix of professional experience, areas of expertise, educational background and other qualifications that are particularly desirable for our directors to possess in light of our current and future business strategies.

The Board believes that its current members have the right combination of experience and qualifications to continue to lead the Company to success. Information regarding the specific experience, qualifications, attributes and skills that led the Board and the Governance Committee to conclude that each continuing director should serve on the Board are set forth below:

The Board believes good governance is integral to achieving long-term shareholder value and is committed to governance policies and practices that benefit the Company and its shareholders. This belief is manifest in:

•        Strong lead independent director

•        Majority voting for all directors

•        No shareholder rights plan (“poison pill”)

•        No dual class capitalization structure

•        Annual “say on pay” advisory votes

•        Robust code of ethics

•        Share ownership requirements for directors

•        Board oversight of Company strategy

•        Prohibition of short-term stock trading, short sales and option trading

•        Responsiveness to shareholder input

•        Commitment to corporate responsibility

•        Strong alignment between pay and performance for executive compensation

NOLAN E. KARRAS Lead Independent Director (since May 2017) Age: 73

Director Since: November 2011

Committees: Audit (Chair)

Other Public Boards: PacifiCorp, Scottish Power

Education: B.A., Weber State University; M.B.A., University of Utah; Certified Public Accountant

Term Expires: 2020

Career Highlights

•                  Chair and CEO of The Karras Company, Inc. (investment advisory firm), 1997 to present

•                  Chair of Utah Governor’s Education Excellence Commission, 2015 to present

•                  Member of Board of Trustees of Weber State University (chair of audit committee), 2013 to present

•                  Community Board of Directors of University of Utah Hospitals and Clinics (chair of finance committee), 2009 to 2014

•                  CEO of Western Hay Company, Inc. (agricultural products company in Utah), 1995 to 2012 (remains board member)

•                  Board of Directors of Beneficial Life Insurance Company (privately-held life insurance company headquartered in Utah) (chair of finance committee and member of executive committee), 1996 to 2009,

•                  Member of the Utah State Board of Regents, 2001 to 2013 (chair, 2002 to 2006)

•                  Former director and member of audit and compensation committees of boards of directors of PacifiCorp (a public utility operating in the northwestern United States) and Scottish Power (multinational energy company)

•                  Several positions in public service, including ten years as Speaker of the House and House Majority Leader of the Utah House of Representatives

2018 PROXY STATEMENT  |  www.merit.com  10

CORPORATE GOVERNANCE AND RELATED MATTERS

Qualifications of Particular Relevance to Merit

Mr. Karras’ experience and skills qualify him to work constructively with our management and directors, especially in connection with our pursuit of growth and expansion opportunities. The Board believes Mr. Karras’ financial acumen and experience in corporate governance are valuable to its deliberations and strategic planning and in his service as Chair of the Audit Committee. Mr. Karras also has a keen awareness of the social, political and economic environment in which the Company operates.

KENT W. STANGER Director Age: 63	Director Since: September 1987 Committees: Governance Other Public Boards: None Education: B.A. (accounting), Weber State University; former Certified Public Accountant Term Expires: 2020

Career Highlights

•                  Member of Board of Directors and Executive Committee of Utah Taxpayers Association, 2012 to 2016

•                  Chief Financial Officer, Secretary and Treasurer of the Company, 1987 to 2015

•                  Controller of Utah Medical Products, Inc. (medical device manufacturer), 1985 to 1987

•                  Corporate Controller for Laser Corporation, American Laser and Modulaire Industries, Inc., 1982 to 1985

•                  Hansen, Barnett and Maxwell (former Utah accounting firm that merged with Eide Bailly LLP in 2013) as practicing certified public accountant, 1979 to 1982

Qualifications of Particular Relevance to Merit

Mr. Stanger was a founder of the Company and, through more than 25 years of service as the principal financial manager of the Company, developed a broad understanding of our business and operations, as well as the industry and markets in which the Company competes. The Board values Mr. Stanger’s accounting and financial management skills and benefits greatly from his extensive knowledge of our history, achievements, competitive position and strategic objectives.

Appointment to Governance Committee

Shares of our Common Stock are listed on The NASDAQ Global Select Market (NASDAQ). NASDAQ does not require that companies maintain a separate nominations committee, but does require that director nominees be selected either by a vote of (a) all independent directors of the Board (in which vote, non-independent directors may not participate) or (b) of a nominations committee composed of “independent directors” (within the meaning of NASDAQ Rule 5605(a)(2)). As Mr. Stanger was employed by the Company until November 2015, he does not meet that definition of “independent director.” However, NASDAQ Rule 5605(e)(3) provides an exception to this rule that allows one director who does not otherwise meet the definition of “independent director” and who is not then an executive officer of the company to be appointed to the company’s nominations committee if (a) the nominations committee is comprised of at least three members and (b) under exceptional and limited circumstances, the board of directors determines that such individual’s membership on the committee is required in the best interests of the company and its shareholders.

Having considered all relevant factors, including Mr. Stanger’s significant background with the Company, his substantial industry experience and his contributions in orienting and providing “onboarding” training for new directors, the Board concluded in 2017 that appointing Mr. Stanger to the Governance Committee was in the best interests of the Company and its shareholders and did not believe that Mr. Stanger’s former employment by, and compensation received as an executive officer of, the Company would interfere with his exercise of independent judgment in carrying out the responsibilities of a member of the Governance Committee.

11  2018 PROXY STATEMENT  |  www.merit.com

DAVID M. LIU, M.D. Independent Director Age: 44

Director Since: July 2016

Committees: Governance

Other Public Boards: None

Education: M.D., University of Toronto; Radiology residency at University of British Columbia; Interventional radiology fellowship at Northwestern Memorial Hospital

Term Expires: 2020

Career Highlights

•                  Interventional radiologist (certified in the U.S. and Canada), practicing at the Vancouver General Hospital, University of British Columbia Hospital, and BC Cancer Agency (with cross appointment in surgery department), 2008 to present

•                  Clinical Associate Professor of Radiology at the University of British Columbia, 2008 to present

•                  Medical Director at Eva Vein Care (team of physicians specializing in diagnostic assessment, endovascular therapy and interventional radiology), 2012 to present

•                  Co-founder and co-chair of the international liver cancer symposium, SHOW

•                  Credited with 7 book chapters, over 60 publications, and 100 invited lectures around the world

•                  Inducted Fellow of the Society of Interventional Radiology

Qualifications of Particular Relevance to Merit

In addition to bench side and clinical research in the fields of novel embolic platforms, ablative technologies and cancer-related thromboembolic disease, Dr. Liu maintains an interventional oncology practice incorporating multiple aspects of embolization, ablation, venous access, and palliative therapy in organ systems. Fluent in mandarin, Dr. Liu is an active member of the interventional radiology community and has served as an advisor on multiple global advisory boards and technology development committees for various scientific and commercial organizations. The Board believes Dr. Liu’s extensive industry experience, scientific credentials and active clinical practice provide him with vital insights into the trends, risks and opportunities in many of our core interests. Dr. Liu also contributes valuable clinical and industry perspective to the Board’s analysis of prospective acquisitions, product development and other strategic decisions.

F. ANN MILLNER, Ed.D Independent Director Age: 66

Director Since: July 2015

Committees: Governance (chair)

Other Public Boards: None

Education: B.S. (education), University of Tennessee; M.S. (allied health education and management), Southwest Texas State University;

Ed.D (education administration), Brigham Young University; Completed medical technology program, Vanderbilt University

Term Expires: 2019

Career Highlights

•                  Regents Professor and Professor of Health Administrative Services at Weber State University, 2013 to present

•                  Member of the Utah State Senate (member of multiple committees and subcommittees), 2015 to present

•                  Member of Utah Governor’s Task Force on Educational Excellence, 2015 to present

•                  Member of Board of Trustees of Intermountain Healthcare (integrated healthcare system in Utah and Idaho), 2005 to present (serving as Vice Chair, 2017 to present)

•                  President of Weber State University, 2002 to 2012 (first female president of a Utah state university)

•                  Vice President of University Relations at Weber State University, 1993 to 2002

•                  Associate Dean of Continuing Education and Assistant Vice President of Community Partnerships at Weber State University, 1985 to 1993

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CORPORATE GOVERNANCE AND RELATED MATTERS

Qualifications of Particular Relevance to Merit

The Board believes Dr. Millner’s qualifications to serve as a director of the Company include her executive leadership skills and her experience in the areas of organizational administration, operations and financial management, and business strategy.  During her service as the Chair of our Governance Committee, Dr. Millner has played a significant role in the development of our corporate governance practices and engagement with our shareholders.

MICHAEL E. STILLABOWER, M.D. Independent Director Age: 74

Director Since: March 1996

Committees: Compensation; Governance

Other Public Boards: None

Education: B.S. (electrical engineering, Purdue University; M.D., Sidney Kimmel Medical College; Residency, Wilmington Medical Center; Fellowship, Washington D.C. VA Medical Center

Term Expires: 2019

Career Highlights

•                  Director of Cardiovascular Clinical Trials at Christiana Care Health Systems, 1999 to 2014

•                  Chief of Cardiology at Medical Center of Delaware, 1988 to 1999 (director of coronary care unit, 1984 to 1988)

•                  Clinical Associate Professor of Medicine, Sidney Kimmel Medical College, 1995 to present

•                  Elected Fellow of the American College of Cardiology and a member of other professional associations and is actively engaged in cardiology research, instruction and publication of related papers and abstracts

Qualifications of Particular Relevance to Merit

Dr. Stillabower’s service reflects the Board’s recognition of his expertise in the medical profession, his valuable role in developing and evaluating existing and proposed Company products and his understanding of the medical community and the markets for our products. Dr. Stillabower contributes more than 30 years of specialized training and experience in cardiology and related fields to the Board, and has actively participated in the development and commercialization of many of our products. He has used our products in cardiac procedures and provides valuable insights from a practitioner’s viewpoint.

THOMAS J. GUNDERSON Independent Director Age: 67

Director Since: May 2017

Committees: Audit

Other Public Boards: None

Education: B.A. (biology focus), Carleton College; M.S. (cell biology), University of Minnesota; M.B.A., University of St. Thomas

Term Expires: 2019

Career Highlights

•                  Chair of the Board of Directors at the Minneapolis Heart Institute Foundation, 2015 to present

•                  Executive in Residence at the University of Minnesota’s Medical Industry Leadership Institute, 2016 to present

•                  Member of American Heart Association Science and Technology Accelerator Committee, 2015 to 2017

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•                 Managing director and senior research analyst at Piper Jaffray (focus on medical technology companies), 1992 to 2016

•                 Project Director at American Medical Systems (private medical device company acquired by Pfizer in 1983), 1979 to 1992

•                 Recognized by several industry publications, including the Wall Street Journal, Institutional Investor, First Call, Thomson Reuters, and Medical Device and Diagnostic Industry (e.g., in 1996 and 2000, he was named an All-Star Analyst for medical stocks by the Wall Street Journal and in 2014, Thomson-Reuters named him “Top Stock Picker” in the medical technology sector)

Qualifications of Particular Relevance to Merit

Mr. Gunderson provides the Board with more than 25 years of substantive experience in the medical device industry, with a seasoned perspective on the challenges, trends and opportunities of publicly-traded medical device manufacturers, as well as a keen understanding of the Company’s competitive position within its industry. Mr. Gunderson also contributes a strong background in financial and economic analysis and valuable insights regarding business development and acquisition opportunities.

PROPOSAL NO. 2:	Board Recommendation
APPROVE AMENDMENT TO INCREASE MAXIMUM BOARD SIZE (FROM 9 TO 11)	The Board unanimously recommends a vote FOR this proposal

The Board has, subject only to receiving shareholder approval, voted to adopt the Second Amended and Restated Articles of Incorporation (the Revised Articles), which has been amended to increase the maximum number of directors from nine to eleven. If the holders of at least two-thirds of the outstanding shares of Common Stock approve the Revised Articles, we intend to (a) promptly file the Revised Articles with the Division of Corporations of the State of Utah (at which time, they will become effective) and (b) amend our Second Amended and Restated Bylaws (the Bylaws) to reflect the same change. The amendment to our Bylaws does not require shareholder approval.

Our current Amended and Restated Articles of Incorporation and Bylaws provide that the number of directors of the Company shall be not less than three nor more than nine (as may be determined and established from time to time by the Board). As of the date of this Proxy Statement, the Board has fixed the number of directors at nine.

Any vacancy occurring in the Board, including any vacancy created by an increase in the number of directors, may be filled by the vote of a majority of the directors then in office.

The Board believes that the size of the Board should be increased to allow the Governance Committee to seek and add additional directors with diverse experience, backgrounds or skills that the Board believes will provide added perspective and value to the Company and its shareholders. The Board has not selected any nominees to fill vacancies on the Board which might be created if the Revised Articles are approved.  If the Revised Articles are approved and our Board votes to increase the size of the Board, any vacancies which would be created by such increase would be filled by the Board; however, any directors appointed by the Board to fill such vacancies would serve only until the next election of directors by our shareholders.

The Revised Articles will also remove an obsolete provision related to the minimum paid-in-capital of the Company (Article V of the current Amended and Restated Articles of Incorporation), which no longer applies. The remaining articles (and any applicable cross-references) will be renumbered accordingly

The text of Article V in the Revised Articles is set forth below (with changes marked in blue for ease of review). The full text of the Revised Articles is included as Exhibit 1 to this Proxy Statement.

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CORPORATE GOVERNANCE AND RELATED MATTERS

ARTICLE VI

DIRECTORS

The board of directors shall consist of such number of members, which number shall not be less than three and not more than ~~nine~~ eleven as may be determined and established from time to time by the board of directors and shall be divided into three classes, as nearly equal in size as possible. No increase in the maximum number of members shall be made except upon the affirmative vote of not less than two-thirds of the outstanding capital stock of the corporation entitled to vote thereon. ~~The initial terms of directors first elected or reelected by the shareholders after the adoption of this amendment and revision of the Articles of Incorporation shall be for the following terms of office:~~

~~Class A Directors - One Year~~

~~Class B Directors - Two Years~~

~~Class C Directors - Three Years~~

~~Upon the expiration of the initial term specified for each class of directors, their successors~~

Directors shall be elected for three-year terms or until such time as their successors shall be elected and qualified, with one class of directors to be elected each year.

Vacancies on the board of directors, whether the result of removal (with or without cause), death, resignation or otherwise, shall be filled by majority vote of the remaining members of the board of directors, regardless of whether such remaining members constitute a quorum.

The corporation shall nominate persons to serve as members of the board of directors upon the expiration of the term of each class of directors, which nominations shall be submitted to the shareholders at the annual meeting of shareholders for approval. Any nominations for election to the board of directors shall be received, with respect to any annual meeting of shareholders, not later than the date specified by the board of directors for submission of such nominations. Failure to submit timely nominations shall prevent consideration of the nominations at such annual shareholders’ meetings.

Directors of the corporation may be removed “for cause” only upon the affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon. A director may be removed for cause only after a finding that (i) the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion, with respect to the corporation and (ii) removal is in the best interests of the corporation. Directors of the corporation may be removed for any reason other than cause only upon the affirmative vote of the holders of not less than two-thirds of the outstanding capital stock of the corporation entitled to vote thereon.

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OUR BOARD OF DIRECTORS

Our business affairs are managed subject to the oversight of the Board, which represents and is accountable to the shareholders of the Company. The Board advises and oversees management, which is responsible for the day-to-day operations of the Company. The primary mission of the Board is to represent and protect the interests of our shareholders. As a result, the basic responsibility of our directors is to act in good faith and with due care so as to exercise their business judgment on an informed basis in what they reasonably and honestly believe to be in the best interests of the Company and its shareholders. The Board reviews and assesses our strategic, competitive and financial performance.

Board Leadership Structure

Chair of the Board

The Chair of the Board provides leadership to the Board and works with it to define its structure, agenda and activities in order to fulfill its responsibilities. The Chair works with senior management to help ensure that matters for which management is responsible are appropriately reported to the Board.

Fred P. Lampropoulos currently serves as the Chair of the Board and CEO of the Company. The Board and Governance Committee believe that the traditional practice of combining the roles of chair of the board and chief executive officer currently provides the preferred form of leadership for the Company. Given Mr. Lampropoulos’ vast experience since founding the Company in 1987, his role as an inventor and his involvement in filing more than 200 patents and pending applications, the respect which he has earned from our employees, business partners and shareholders, and his proven leadership skills, the Board believes Mr. Lampropoulos’ continued service in both capacities serves the best interests of our shareholders. Further, the Board believes Mr. Lampropoulos’ fulfillment of both responsibilities encourages accountability and effective decision-making and provides strong leadership for employees and other stakeholders.

Lead Independent Director

In May 2017, the independent directors of the Company selected Mr. Karras to serve as the Lead Independent Director. The position of Lead Independent Director comes with clearly delineated and comprehensive duties, as set out in the Board’s Corporate Governance Guidelines, adopted on February 12, 2015 (as amended from time to time, the Governance Guidelines).

These duties include:

BOARD MEETINGS AND EXECUTIVE SESSIONS	• Authority to call meetings of the independent directors • Presides at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors
COMMUNICATING WITH MANAGEMENT	• Serves as principal liaison between the Chair/CEO and the independent directors
AGENDAS	• Approves meeting agendas for the Board and information sent to the Board by the Chair/CEO, including supporting materials
MEETING SCHEDULES	• Approves meeting schedules for the Board to assure that there is sufficient time for discussion of all agenda items
COMMUNICATING WITH SHAREHOLDERS	• Ensures availability for consultation and direct communication with major shareholders of the Company upon reasonable request

Our independent directors meet in executive session – without the CEO/Chair present – regularly, generally at least quarterly.	During these sessions, independent directors discuss topics such as executive (including the CEO) succession planning, corporate governance, business strategy and Board responsibilities.

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CORPORATE GOVERNANCE AND RELATED MATTERS

Composition and Selection of Board Members

The Governance Committee is responsible for reviewing annually with the Board the desired skills and characteristics of directors, as well as the composition of the Board as a whole. Directors should be individuals who have succeeded in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs, and an ability to work well together. Directors should have:

•                  demonstrated management ability at senior levels in successful organizations;

•                  current or recent employment in positions of significant responsibility and decision-making;

•                  expertise in the medical device industry, medical profession or related areas of training; or

•                  current and prior experience related to anticipated Board and committee responsibilities in other areas of importance to the Company.

The Governance Committee reviews the skills and characteristics required of directors in the context of the current composition of the Board. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Governance Committee’s perceptions about future issues and needs. Additionally, in considering the composition of the Board and identifying nominees, the Governance Committee does not have a formal policy regarding the consideration of gender, race, sexual preference, religion and other traits typically associated with the term “diversity.”

However, the Governance Committee considers it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills and considers several factors, including a candidate’s:

•                  capacity to evaluate strategy and reach sound conclusions;

•                  availability of time to devote to the Board; and

•                  awareness of relevant social, political, and economic trends affecting the Company.

The Governance Committee utilizes a variety of methods for identifying and evaluating director nominees. The Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including recommendations from current directors, shareholders or other individuals. To date, the Governance Committee has not engaged a professional search firm to assist in identifying candidates for service on the Board.

Shareholder Recommendations

The Governance Committee considers properly-submitted director-nominee recommendations from shareholders prior to the issuance of the proxy statement for the next annual meeting of shareholders. Materials provided by a shareholder in connection with such a recommendation are forwarded to the Governance Committee. In evaluating those recommendations, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria described below.

Any shareholder wishing to recommend a candidate for consideration by the Governance Committee should submit a recommendation in writing indicating the candidate’s qualifications and other relevant biographical information and provide confirmation of the candidate’s consent to serve as a director.

Interested shareholders should send recommendations to:

• age; • skills; • integrity and moral responsibility; • policy-making experience; • ability to work constructively with our management and other directors; • diversity;	Merit Medical Systems, Inc. Attn: Brian G. Lloyd 1600 West Merit Parkway South Jordan, Utah 84095

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The table below shows some of the relevant experience of our directors identified by the Governance Committee.

EXPERIENCE

DIRECTOR NAME	MEDICAL DEVICE INDUSTRY	MEDICAL PROFESSIONAL	FINANCIAL OR ACCOUNTING	PUBLIC COMPANY	CAPITAL MARKETS	ORGANIZATIONAL AND POLICY MAKING	OWNERSHIP OR INVENTORSHIP
A. SCOTT ANDERSON			•	•	•	•
THOMAS J. GUNDERSON			•		•
NOLAN E. KARRAS			•	•	•
FRED P. LAMPROPOULOS	•			•	•		•
DAVID M. LIU, M.D.	•	•				•	•
FRANKLIN J. MILLER, M.D.	•	•		•		•	•
F. ANN MILLNER, ED.D			•			•
MICHAEL STILLABOWER, M.D.	•	•
KENT W. STANGER	•		•	•	•	•	•

Independence Determinations for Directors

Under our Governance Guidelines, a significant majority of our Board members should be independent directors who meet the director independence guidelines set forth in the NASDAQ Marketplace Rules, on which shares of the Common Stock are currently quoted. Among other things, each independent director should be free of significant business connections with competitors, suppliers, or customers of the Company.

In 2017, the Governance Committee undertook its annual review of director and nominee independence and recommended that the Board determine that Mr. Anderson, Mr. Gunderson, Mr. Karras, Dr. Liu, Dr. Miller, Dr. Millner and Dr. Stillabower each be designated as an independent director. Mr. Lampropoulos is not independent because of his employment as President and CEO of the Company. Mr. Stanger may not be considered to be independent for some purposes because of his employment as Chief Financial Officer of the Company until 2016.

Board Meetings and Committees

In 2017, the Board met 12 times. Directors are expected to attend regular Board meetings, Board committee meetings and annual shareholder meetings. The independent directors met in executive session four times during 2017.

As further described below, the Board has a standing Audit Committee, Compensation Committee, and Governance Committee. The Company believes each of the directors serving on the Audit, Compensation, and Governance Committees (other than Mr. Stanger’s service on the Governance Committee) is an “independent director” for

All directors attended at least 75% of the total number of meetings of the Board and of any committee on which he or she served.

purposes of the Marketplace Rules of NASDAQ and that each of the directors serving on the Compensation Committee is a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the Exchange Act).

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CORPORATE GOVERNANCE AND RELATED MATTERS

Audit Committee

The Audit Committee meets to review and discuss our accounting practices and procedures and quarterly and annual financial statements with our management and independent public accountants. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and reporting practices.

The Audit Committee’s primary duties include:

•                  reviewing the scope and adequacy of internal accounting and financial controls;

•                  reviewing the independence of our independent registered public accounting firm;

•                  approving the scope and results of the audit activities of our independent accountants;

•                  approving fees of, and non-audit related services by, our independent accountants;

•                  reviewing our compliance and enterprise risk management programs;

AUDIT COMMITTEE MEMBERS

•      Nolan E. Karras (Chair)

•      Franklin J. Miller

•      Thomas J. Gunderson

FINANCIAL EXPERTS ON AUDIT COMMITTEE

The Board has determined that Mr. Karras and Mr. Gunderson are audit committee financial experts, as defined in Item 407(d) of Regulation S-K under the Exchange Act.

•                  reviewing the objectivity and effectiveness of our internal audit function;

•                  reviewing our financial reporting activities and the accounting standards and principles followed; and

•                  reviewing and approving related person transactions.

The Audit Committee met five times during 2017.

Compensation Committee

The Compensation Committee is responsible for overseeing, reviewing and approving executive compensation and benefit programs of the Company. Additional information regarding the functions, procedures and authority of the Compensation Committee is provided in the Compensation Discussion and Analysis beginning on page 28 below. The Compensation Committee Report appears on page 37 below.

The Compensation Committee met three times formally during 2017, although members of the Compensation Committee also met informally and discussed compensation issues at other times throughout the year.

Nominating and Corporate Governance Committee

The Governance Committee is responsible for nomination of our directors and oversight of our corporate governance activities. As discussed earlier, the Governance Committee selects, evaluates and recommends to the full Board qualified candidates for election to the Board. The Governance Committee also provides oversight of our corporate governance practices, including the practices set forth in our Governance Guidelines.

COMPENSATION COMMITTEE MEMBERS

•      A. Scott Anderson (Chair)

•      Franklin J. Miller, M.D.

•      Michael E. Stillabower, M.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is currently, or has formerly been, an officer or employee of the Company or any of its subsidiaries. The Company had no relationship during 2017 requiring disclosure under Item 404 of Regulation S-K with respect to any of the persons who served on the Compensation Committee during 2017.

GOVERNANCE COMMITTEE MEMBERS
• F. Ann Millner, Ed.D. (Chair) • A. Scott Anderson • Michael E. Stillabower, M.D. • David M. Liu, M.D. • Kent W. Stanger

The Governance Committee met three times during 2017.

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Risk Management

The Board is involved in assessing and managing risks that could affect the Company. One of the roles of the Board is to periodically assess the processes utilized by management with respect to risk assessment and risk management, including identification by management of the principal risks of our business, and the implementation by management of appropriate systems to deal with such risks. The Board fulfills these responsibilities either directly, through delegation to committees of the Board, or, as appropriate, through delegation to individual directors.

When the Board determines to delegate any risk management oversight responsibilities, typically such delegation is made to the applicable standing committee(s) of the Board. The Audit Committee is generally responsible for oversight of risks such as those relating to the quality and integrity of our financial reports, the independence and qualifications of our independent registered public accounting firm, our compliance with disclosure and financial reporting requirements and overall enterprise risk management. The Governance Committee is generally responsible for oversight of risks addressed through the identification and recommendation of individuals qualified to become directors of the Company, director and management succession planning and development and implementation of corporate governance principles. The Compensation Committee is generally responsible for oversight of risks such as those relating to executive employment policies and our compensation and benefits systems. These committees exercise their oversight responsibilities through reports from and meetings with officers of the Company responsible for each of these risk areas, including our Chief Financial Officer, Chief Legal Officer, Chief Compliance Officer and Director of Internal Audit. In such meetings, committee members discuss and analyze such risks, and, when necessary, consult with outside advisors.

Shareholder Communication with the Board of Directors

The Board will receive communications from Company shareholders. All communications, except those related to shareholder proposals that are discussed below under the heading “Shareholder Proposals for Annual Meeting 2019,” must be sent to our Corporate Secretary (Brian G. Lloyd) at our principal executive offices at 1600 West Merit Parkway, South Jordan, UT 84095. Communications submitted to the Board (other than communications received through our whistleblower hotline, which are reviewed and addressed by the Audit Committee) are generally reported to our directors at the next regular meeting of the Board.

All directors of the Company are strongly encouraged to attend our annual meetings of shareholders. Eight of the nine directors then serving on the Board were present at our 2017 annual meeting of shareholders.

Governance Guidelines and Code of Ethics

Governance Guidelines

The Governance Guidelines set forth the responsibilities of our directors.

The Governance Guidelines were amended in May 2016 to require each director to submit a letter of resignation upon reaching 75 years of age, which resignation becomes effective at the next succeeding annual meeting of shareholders and will be accepted by the Board absent a determination by the Governance Committee or the entire Board to nominate the director for an additional term.

The Governance Guidelines were further amended in October 2017 to include director stock ownership guidelines that, among other things, require directors to maintain minimum stock ownership equal to at least three times the annual retainer received. The Board expects directors to meet this requirement by December 31, 2020. The Governance Committee will determine compliance and may allow waivers on a case-by-case basis.

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Corporate Governance and Related Matters

GOVERNANCE MATERIALS The following materials relating to corporate governance are available via our website at: www.merit.com/investors/corporate-governance/
• Code of Business Conduct and Ethics	• Compensation Committee Charter
• Corporate Governance Guidelines • Audit Committee Charter	• Nominating and Corporate Governance Committee Charter

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics (Code of Conduct) applies to our directors and employees, including the principal executive, financial and accounting officers, and is supplemented by additional provisions applicable to our CEO and senior financial and accounting officers. All Merit directors, officers and employees are required to act ethically at all times and in accordance with the principles and policies set forth in the Code of Conduct.

Among other principles and policies, the Code of Conduct finds a conflict of interest exists when a person’s private interest interferes in any way with the interests of the Company. The Code of Conduct recognizes that a conflict of interest occurs when the Company enters into a transaction in which an employee, officer, or director, or someone related to or affiliated with an employee, officer, or director, has a significant personal interest. The Code of Conduct also recognizes that a conflict of interest arises when an employee, officer or director of the Company receives an improper benefit as a result of the person’s position with the Company and prohibits any form of loan or credit to directors or officers of the Company or their family members.

The Code of Conduct obligates employees, officers and directors to promptly disclose conflicts of interest to a supervisor, management, or the Board. Any directors who have a conflicting interest in a potential conflicting interest transaction may not participate in the review of that transaction by the Board. Any waiver of the Code of Conduct may be made only by the Board and is required to be promptly disclosed as required by law or the regulations of any exchange on which our securities are traded, including NASDAQ.

Whistleblower Hotline

As contemplated by the Code of Conduct, we have established a whistleblower hotline that enables our employees, vendors, customers, and shareholders, as well as other interested parties, to submit confidential and anonymous reports of suspected or actual violations of the Code of Conduct.

Our whistleblower hotline may be accessed: • by telephone at (877) 874-8416 • online at www.merit.alertline.com

The Audit Committee regularly reviews all complaints we receive through the whistleblower hotline.

Securities Trading Restrictions

We have adopted a corporate policy regarding trading in our Common Stock (Insider Trading Policy) which is applicable to all of our directors and officers, as well as certain other Merit employees who are most likely to have access to material, non-public information regarding our business operations and financial condition (Insiders). The Insider Trading Policy imposes restrictions on Insiders with respect to transactions which may violate federal or state securities laws. Among its provisions, the Insider Trading Policy prohibits trading in Our Common Stock on a short-term basis, engaging in short sales of Our Common Stock and purchasing or selling options in Our Common Stock.

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NON-EMPLOYEE

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of its directors.

Cash Compensation Paid to Directors

For the year ended December 31, 2017, all non-employee directors of the Company (except Nolan E. Karras) received an annual cash retainer of $60,000. Mr. Karras, as lead independent director, received an annual cash retainer of $110,000.

Committee-specific retainers are set forth in the opposite schedule.

SCHEDULE OF DIRECTOR RETAINERS

Lead Independent Director	$110,000
Other Directors	$60,000
Audit Chair	$20,000
Audit Member	$10,000
Compensation Chair	$15,000
Compensation Member	$7,500
Governance Chair	$10,000
Governance Member	$5,000

Directors are also reimbursed for (a) out-of-pocket travel and related expenses incurred in attending Board and committee meetings and other Company events, and (b) up to $5,000 for annual educational expenses.

Stock Awards

Directors are eligible to participate in our equity incentive programs. During the year ended December 31, 2017, each non-employee director received an award of options under the 2006 Incentive Plan to purchase 25,000 shares of Common Stock at an exercise price of $34.40 per share, the per share market closing price on the date of the grant. Director stock options vest over five years at the rate of 20% per year.

The following table shows amounts paid to each of our non-employee directors in 2017.

NON-EMPLOYEE DIRECTOR SUMMARY COMPENSATION

Name (1)	Fees Earned or Paid in Cash ($)	Options Awards (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total Compensation ($)
A. Scott Anderson	80,000	282,170	—	—	362,170
Thomas J. Gunderson (3)	70,000	282,170	—	5,000	357,170
Nolan E. Karras	130,000	282,170	—	—	412,170
Franklin J. Miller, M.D.	77,500	282,170	—	—	359,670
F. Ann Millner, Ed.D.	70,000	282,170	—	—	352,170
David M. Liu, M.D.	65,000	282,170	—	—	347,170
Kent W. Stanger	65,000	282,170	—	—	347,170
Michael E. Stillabower, M.D.	72,500	282,170	—	—	354,670

(1)         Fred P. Lampropoulos served as a director of the Company during 2017 but is not identified in the foregoing director summary compensation table because of his dual status as an NEO and director. Information regarding Mr. Lampropoulos’s 2017 compensation can be found under “Executive Compensation and Related Matters” below.

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CORPORATE GOVERNANCE AND RELATED MATTERS

(2)         The amounts shown for the option awards reflect the aggregate grant date fair value of all equity awards granted to the non-employee directors in 2017. We calculated these amounts in accordance with financial statement reporting rules, using the same assumptions we used for financial statement reporting purposes pursuant to our long-term incentive plans. Assumptions used in the calculation of these amounts are included in footnotes to our 2017 audited financial statements. As of December 31, 2017, each non-employee director had outstanding options for the following number of shares: Mr. Anderson, 79,000; Mr. Gunderson, 25,000; Mr. Karras, 125,000; Dr. Miller, 155,000; Dr. Millner, 57,739; Dr. Liu, 46,000; Mr. Stanger, 103,375; and Dr. Stillabower, 165,000.

(3)         Prior to his appointment as a director of the Company, Mr. Gunderson provided financial consulting services to the Company on a limited basis. The amount shown for Mr. Gunderson reflects a consulting payment in the amount of $5,000 paid to Mr. Gunderson prior to his appointment as a director.

RELATED PERSON

TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Persons

Our Code of Conduct requires that every employee avoid situations where loyalties may be divided between our interests and the employee’s own interests. Employees and directors must avoid conflicts of interest that interfere with the performance of their duties or are not in our best interests.

Pursuant to its written charter, the Audit Committee reviews and approves all “related party transactions” (as such term is used by ASC Topic 850 Related Party Disclosures) involving executive officers and directors, or as otherwise may be required to be disclosed in our financial statements or periodic filings with the Securities and Exchange Commission (the SEC) (including under Item 404 of Regulation S-K under the Securities Act of 1933), other than:

(a)         grants of stock options made by the Board or any committee thereof or pursuant to an automatic grant plan; and

(b)        payment of compensation authorized by the Board or any committee thereof.

A “Related Person Transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the

Company (including any of its subsidiaries) was, is or will be a participant and, as relates to directors or shareholders who have an ownership interest in the Company of more than 5%, the amount involved exceeds $120,000, and in which any Related Person (defined below) had, has or will have a direct or indirect material interest.

A “Related Person” includes officers, directors, nominees, five percent beneficial owners and their respective immediate family members (which in turn includes person’s spouse, parents, siblings, children, in-laws, step relatives, and any other person sharing the household (other than a tenant or household employee).

Related Person Transactions include transactions between the Company and its executive officers and directors. We have adopted written policies and procedures regarding the identification of Related Persons and Related Person Transactions and the approval process for such transactions. The Audit Committee considers each Related Person Transaction in light of the specific facts and circumstances presented, including but not limited to the risks, costs and benefits to the Company and the availability from other sources of comparable services or products.

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Certain Related Person Transactions

The Board, acting through the Audit Committee, believes that the following Related Party Transactions are reasonable and fair to the Company:

•                  Joseph C. Wright, President of Merit International, a division of the Company, is the brother-in-law of Fred P. Lampropoulos, Chair of the Board, CEO and President of the Company. In 2017, we provided to Mr. Wright total cash and equity compensation of $943,467.

•                  Justin J. Lampropoulos, Executive Vice President of Sales, Marketing & Strategy of the Company, is the son of Fred P. Lampropoulos, Chair of the Board, CEO and President of the Company. In 2017, we provided to Mr. Justin Lampropoulos total cash and equity compensation of $785,801.

•                  Charles Wright, Director of Business Development of the Company, is the brother-in-law of Fred P. Lampropoulos, Chair of the Board, CEO and President of the Company. In 2017, we provided to Mr. Wright total cash and equity compensation of $555,006.

•                  Anne-Marie Wright, Vice President of Corporate Communications of the Company, is the wife of Fred P. Lampropoulos, the Chair of the Board, CEO and President of the Company. During the year ended December 31, 2017, we paid to Ms. Wright total compensation of $162,226.

•                  Frank Wright, OEM Business Development Manager of the Company, is the brother-in-law of Fred P. Lampropoulos, Chair of the Board,

CEO and President of the Company. In 2017, we paid to Mr. Wright total compensation of $208,529.

•                  Before his appointment as a director, Dr. David M. Liu was engaged from time to time as a consultant to the Company on a contract basis. Dr. Liu also has received payments under the terms of a technology license agreement dated August 1, 2014 (the License Agreement) from the Company to license technology created by Dr. Liu and one of his colleagues. During 2016, and before his appointment as a director, Dr. Liu received approximately $50,000 pursuant to the terms of the License Agreement. During 2015, the Company paid Dr. Liu approximately $9,000 in his role as an external consultant. It is possible that Dr. Liu may provide additional services in this capacity in the future, and future payments to Dr. Liu, in the form of consulting fees, royalties, and lump-sum milestone payments, may be made. The terms of the License Agreement and the consulting arrangement with Dr. Liu described above were negotiated in arms-length transactions.

•                  Prior to his appointment as a director, Thomas J. Gunderson provided financial consulting services to the Company on a limited basis. During 2017, and before Mr. Gunderson’s appointment as a director, the Company paid Mr. Gunderson approximately $5,000 as remuneration for such services. The Company does not intend to pay any such fees to Mr. Gunderson during his service as a director.

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EXECUTIVE COMPENSATION
AND RELATED MATTERS

EXECUTIVE SUMMARY

We are a leading manufacturer and marketer of proprietary disposable medical devices used in interventional, diagnostic and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care and endoscopy. We have delivered year-over-year revenue growth and maintained profitability since 1990.

The Compensation Committee believes there are multiple factors that have contributed to our strong record of financial and operating performance, but two of the key factors have been our outstanding employees and the leadership provided by our executive officers. Accordingly, the Compensation Committee seeks to implement and advance an executive compensation program that recognizes Company performance and individual contribution, while encouraging long-term motivation and retention. The Compensation Committee believes our executive compensation program has been instrumental in helping the Company sustain its strong financial performance over many years.

Under the oversight of the Compensation Committee, our compensation philosophy is to offer compensation programs to the NEOs that align the interests of management and shareholders for the purpose of maximizing shareholder value, while considering the interests of other significant stakeholders such as employees, customers, business partners and the communities in which we operate. Among other objectives, those programs are designed to:

•                  focus executives on achieving or exceeding measurable performance targets;

•                  influence executives to lead our employees in the implementation of cost saving plans;

•                  continue our entrepreneurial spirit;

•                  attract and retain highly-qualified and motivated executives; and

•                  promote a highly ethical environment and maintain health and safety standards

Our executive compensation programs specific to the NEOs are overseen by the Compensation Committee. In pursuit of our compensation philosophy and objectives, the Compensation Committee believes that the compensation packages provided to the NEOs should generally include both cash and equity-based compensation, generally in the form of stock options. Base pay and benefits are set at levels considered necessary to attract and retain qualified and effective executives. Variable incentive pay is used to align the compensation of the NEOs with our short-term business and performance objectives, such as income and overall financial performance. Equity awards have historically been used to retain key employees and to motivate executives to create long-term shareholder value.

SELECTED 2017 HIGHLIGHTS

•      Successful completion of three-year plan to accelerate growth and improve profitability and extension of the plan for two additional years

•      Achievement of net sales, non-GAAP gross margin, and GAAP and non-GAAP earnings per share financial performance objectives

•      Completed multiple significant acquisition transactions, including the critical care division of Argon Medical Devices, Inc. and Catheter Connections, Inc., with expanded Merit presence in Asia Pacific

•      Completed transition to limited direct sales model in Japan, designed to increase Merit responsiveness and profitability

•      Cumulative total return on our Common Stock from December 31, 2012 to December 31, 2017 of 211% (1)

(1)   See Item 5 of our Annual Report on Form 10-K filed on March 1, 2018.  Past results are not necessarily an indicator of future results.

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Named Executive Officers

In addition to Mr. Lampropoulos (whose biography is included under “Proposal 1: Election of Nominee Directors”), we have included below information related to our NEOs:

BERNARD J. BIRKETT Chief Financial Officer and Treasurer Age: 49

Current Position Since: November 2015

Education: B.Comm, National University of Ireland Galway; MSc Finance, Michael Smurfit Graduate Business School at University College Dublin; Strategic leadership program at Stanford’s Graduate School of Business

Fellow Chartered and Certified Accountant

Highlights

•                Previous positions at Merit include Executive Vice President of Finance, Vice President of International Finance, and Controller for Europe, the Middle East and Africa (EMEA), 2000 to 2015

•                Before joining Merit, held accounting and finance related positions with several companies, including SPS Technologies, Inamed and Strix Ltd.

RONALD A. FROST Chief Operating Officer Age: 56	Current Position Since: January 2014 Education: Manufacturing Engineering Technology, AAS, Machine Tooling, Weber State University

Highlights

•                More than 26 years of service to Merit and its shareholders

•                Previous positions at Merit include Vice President (Materials and Operations), Quality Engineer, Manufacturing Engineer, Custom Kits Manager, Customer Service Manager, Production Planning and Warehouse Manager, General Manager of our Richmond, Virginia operations, and Vice President (Technology Transfer), 1991 to 2014

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EXECUTIVE COMPENSATION AND RELATED MATTERS

JOSEPH C. WRIGHT President, International Division Age: 48

Current Position Since: July 2015

Education: B.A., (political science), Columbia University; M.B.A., (finance) Columbia University; Speaks Japanese

Mr. Wright is the brother-in-law of Fred P. Lampropoulos, Merit’s CEO, President and Chair of the Board

Highlights

•                 Previous positions at Merit include (a) President, Technology Group – overseeing Merit OEM, Merit Sensor Systems, Inc., and Merit’s coating division, (b) Vice President of Marketing, and (c) Vice President, International – responsible for sales in Canada, Asia Pacific, and Latin America, 2005 to 2015

•                 Manages businesses in all global markets outside the U.S. and EMEA

•                 Before joining Merit, held sales, marketing and business development positions with several companies, including Motorola and Micron

BRIAN G. LLOYD Chief Legal Officer, Corporate Secretary Age: 57	Current Position Since: April 2016 Education: B.S. (finance), Brigham Young University; J.D., Columbia Law School

Highlights

•                Practiced as an attorney, specializing in corporate governance, securities regulation and mergers and acquisitions, with the law firm of Parr Brown Gee & Loveless in Salt Lake City, Utah for more than 20 years.

•                Also practiced law in those areas of specialization as a partner with the law firm of Stoel Rives, LLP for four years.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

COMPENSATION DISCUSSION AND

ANALYSIS

This Compensation Discussion and Analysis is designed to explain our philosophy and objectives underlying our compensation policies, the processes we follow in setting compensation, and the components of compensation that we utilize in compensating our NEOs, who are listed below.

The Summary Compensation Table and other compensation tables under “Executive Compensation Tables” below should be read in conjunction with this section.

Fred P. Lampropoulos	Chair, President and Chief Executive Officer
Bernard J. Birkett	Chief Financial Officer and Treasurer
Ronald A. Frost	Chief Operating Officer
Joseph C. Wright	President, International
Brian G. Lloyd	Chief Legal Officer and Corporate Secretary

Process for Establishing Compensation

Procedure

The Compensation Committee has oversight responsibility for establishing compensation practices for our Chief Executive Officer (CEO) and the other NEOs.

Performance reviews of the CEO are conducted by the Compensation Committee based on our performance during a given year, compared with our performance objectives, as well as other factors intended to maximize short-term and long-term shareholder value.

Performance reviews of other NEOs are based on the CEO’s evaluation of individual officer and Company performance for that year, with the objective of maximizing shareholder value. With respect to the compensation levels for the other NEOs, the Compensation Committee considers input and recommendations from the CEO. The CEO makes recommendations concerning salary adjustments, cash bonus programs and equity awards for the other NEOs, and the Compensation Committee considers those recommendations in determining the compensation of the other NEOs.

Role of Consultants

In prior years (most recently in 2015), the Compensation Committee has engaged Pearl Meyer & Partners (Pearl Meyer), an independent compensation consulting firm, to review our executive officer and director compensation practices and advise the Compensation Committee with respect to those compensation practices, including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors, based on practices of our 2017 peer group companies. The Compensation Committee has evaluated Pearl Meyer’s reports in prior years and, as they considered appropriate to achieve the best interests of the Company and its shareholders, implemented some of Pearl Meyer’s recommendations.

In conducting its review of our compensation practices for 2017, the Compensation Committee did not engage Pearl Meyer. The Compensation Committee reviewed industry and peer compensation data for medical device companies included in published surveys issued by Radford, Aon Hewitt’s medical device consulting group (Radford). During 2017, we participated in the Radford Global Technology Survey (Radford Survey), which includes 84 medical device companies with headquarters located in the United States. The Radford Survey – which we believe is generally considered a standard source of information for executive compensation – provides valuable information regarding industry and peer executive compensation practices. Our management utilizes the Radford Survey to determine the reasonableness of compensation for various levels of employees, including executives. The Compensation Committee also directed management to perform an internal review of Company executive compensation practices, as well as the executive compensation practices of other U.S. publicly-traded companies in the medical device industry.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

Neither the Radford Survey nor the internal review yielded any significant concerns at the Compensation Committee level regarding our executive compensation practices.

Evaluation

In evaluating compensation of the NEOs for the year ended December 31, 2017, the Compensation Committee considered, among other factors, our performance and relative shareholder return in 2017, as compared to our performance targets for the 2017, and other factors considered relevant by the Compensation Committee.

Notwithstanding the Compensation Committee’s use of the information supplied by Pearl Meyer in 2015, and information obtained from the Radford Survey and our management’s review of executive compensation practices, the decisions of the Compensation Committee with regard to the NEOs for 2017 were based principally on objective and subjective evaluations of the individual NEOs.

Other Considerations

The Compensation Committee also relied on its experience and judgment in making executive compensation decisions after reviewing our performance on a quarterly and annual basis, and evaluating each NEO’s individual performance and responsibilities with the Company, as well as current compensation arrangements. The compensation program for the NEOs and the Compensation Committee assessment process have been designed to be flexible in an effort to respond to the evolving business environment and individual circumstances relative to Company and individual performance, shareholder value, as well as internal equity for compensation levels among our executives.

Our executive compensation program is divided into the following two general categories:

•                  fixed pay; and

•                  variable pay.

Fixed pay consists of base salary and is intended to provide each NEO with a level of assured cash compensation appropriate for his or her position within the Company.

Variable pay includes annual cash bonus awards and equity-based awards in the form of stock options, each as explained in more detail below.

The Compensation Committee believes that a portion of total compensation of the NEOs should be both at-risk and tied to our achievement of its performance goals.

Generally, at the beginning of each year, the CEO identifies performance goals which are intended to align the efforts of our executive officers, including the NEOs, with our achievement of our strategic business plan to maximize shareholder value. The CEO then reviews those performance goals with the Compensation Committee. Those goals then become targets for the variable annual performance bonus component of our executive compensation program. Because the performance goals are generally established at the beginning of each year and market conditions fluctuate throughout the year, the performance goals may not correspond to subsequent annual earnings estimates released by the Company.

Compensation Committee Consideration of Shareholder Advisory Votes

At our annual meeting of shareholders held on May 24, 2017, we submitted the compensation of our executive officers to our shareholders in a non-binding vote. Our executive compensation program received the support of holders of approximately 56.1% of the shares represented at the meeting. The 56.1% support level was abnormally low, compared to our historical experience. For example, in 2016, 2015 and 2014, the number of shares voted in support of our executive compensation program were approximately 93.7%, 84.1% and 93.1%, respectively.

Given the abnormally low support registered for our executive compensation program at our 2017 annual meeting, the Compensation Committee undertook extensive discussions regarding the 2017 voting results among itself, with other members of the Board, with management and with shareholders of the Company. In the course of those discussions, the Committee received information that one of the principal factors which resulted in the abnormally low support of our executive compensation practices was a concern expressed by some of our shareholders and their advisors that our Employment Agreements contained provisions providing for tax “gross-up” payments to our NEOs in connection with a change in control and change-in-control payments to our NEOs based solely upon the occurrence of a change in control of the Company.

Based upon those discussions, and after an extensive review of the concerns raised by our shareholders, as well as the corporate governance practices of other companies, the Compensation Committee recommended that the Board enter into discussions with the executive officers of the Company regarding amendment of the Employment Agreements to remove the features which appeared to cause concern for our shareholders. Based upon those discussions, on December 11, 2017 we entered into a First Amendment to Employment Agreement with each of the NEOs for the purpose of addressing the concerns identified by our shareholders. Following the execution of those amendments, we have no employment agreements with our NEOs that either include a “parachute payment” tax gross-up provision or allow any of the NEOs to qualify for change-in-control benefits solely upon a change in control. The Compensation Committee believes the amendment of the Employment Agreements is responsive to the concerns expressed by our shareholders and consistent with good corporate governance practices.

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Pay Mix

The allocation between cash and non-cash NEO compensation is influenced by the practices of subjective and objective analysis conducted by the Compensation Committee, and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives. Actual cash and equity-based incentive awards are determined based on the performance of the Company or the individual NEO, depending on the position of the NEO, the type of award and our performance, compared to established goals.

For 2017, the elements of the compensation mix for the NEOs included:

•                  base salary (designed to attract and retain executives over time);

•                  annual performance bonus (designed to focus on business objectives established by the Compensation Committee for a particular year);

•                  long-term equity-based incentive compensation in the form of stock option awards (designed to further align NEO pay with performance);

•                  broad-based employee retirement, welfare and fringe benefits programs, and other personal benefits; and

•                  executive deferred compensation.

Fixed Compensation

Base Salary. The Compensation Committee does not use a specific formula for evaluating individual performance of the NEOs. The performance of the NEOs other than the CEO is assessed by the Compensation Committee taking into account the CEO’s input regarding each NEO’s contributions to our performance for the applicable year. The CEO’s performance is assessed by the Compensation Committee in formal and informal meetings with the CEO, as well as executive sessions conducted by the Compensation Committee.

The criteria used in setting the base salary for each NEO, including the CEO, vary depending on the NEO’s function, but generally include the Compensation Committee’s assessment of the NEO’s:

•                  advancement of our interests with shareholders and customers and in other strategic business relationships;

•                  achievement of our financial results;

•                  position and experience (in an effort to avoid gender or age discrimination);

Among the factors the Compensation Committee considered when establishing NEO base salaries for 2017 were:

Fred P. Lampropoulos
• our 2016 financial performance;
• successful completion of acquisition transactions and integration of acquired enterprises and products;

•                  operational management, including cost savings, product development (including inventions and patent prosecution), international expansion, subsidiary development, risk management, and manufacturing capacity planning;

• shareholder relations; and
• strategic business development, management development and oversight, and impact on overall shareholder value.
Bernard J. Birkett
• our 2016 financial results;
• responsibility for the financial affairs of an increasingly large and complex organization;
• shareholder relations;
• oversight of our cash flow and budgeting practices; and
• accounting for, and financing of, acquired enterprises and products.
Ronald A. Frost
• conducting our worldwide operations within the budget established by the Board;
• helping to integrate acquired enterprises and products; and
• efforts to achieve cost savings throughout our operations.
Joseph C. Wright
• management of our international division, including oversight of our international growth and sales;
• identifying potential new markets for expansion and growth and development of our international sales strategy; and
• budget management.
Brian G. Lloyd
• oversight of our legal department, with responsibility for supporting our worldwide operations;
• corporate counsel and support of the Board in fulfilling its corporate governance obligations; and
• negotiation and coordination of acquisition and financing transactions.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

•                  leadership inside and outside the Company;

•                  contribution to our product quality and development; and

•                  advancement in skills and responsibility.

Given the subjective nature of the criteria identified above, the Compensation Committee has not attempted to develop numeric measurements in determining base salaries for the NEOs. Instead, the Compensation Committee establishes base salaries at levels commensurate with the Compensation Committee’s evaluation of each NEO’s contribution to our business success.

Based on its evaluation, the Compensation Committee approved the following NEO base salaries for the year ended December 31, 2017, which are also reflected in the Summary Compensation Table under “Executive Compensation Tables” below.

NAMED EXECUTIVE OFFICER	BASE SALARY
Fred P. Lampropoulos	$1,412,308
Bernard J. Birkett	$514,687
Ronald A. Frost	$400,000
Joseph C. Wright	$473,078
Brian G. Lloyd	$515,385

(1)         Base salary amounts reflect amounts paid to the NEOs as reported in the Summary Compensation Table shown on page 45.  Base salary amounts as of December 31, 2017, as approved by the Compensation Committee were: Mr. Lampropoulos, $1,700,000; Mr. Birkett, $500,000; Mr. Frost, $400,000, Mr. Wright, $500,000; and Mr. Lloyd, $600,000.

Broad-Based Benefits Programs

We offer multiple broad-based benefits programs to our employees, including our NEOs. Those programs include benefits such as health, dental, vision, disability and life insurance, health savings accounts, health care reimbursement accounts, employee stock purchase plan, paid vacation time and discretionary Company contributions to a 401(k) profit sharing plan.

Benefits are provided to our executives in accordance with practices the Compensation Committee believes are consistent with industry standards. The Compensation Committee believes such benefits are a necessary element of compensation in attracting and retaining employees. In addition, the NEOs receive limited perquisites in an attempt to achieve a competitive pay package, as further detailed in the Summary Compensation Table.

Deferred Compensation Plan

We provide a non-qualified deferred compensation plan for the benefit of certain of our highly-compensated management employees, including the NEOs. Under the non-qualified deferred compensation plan, eligible executives may elect in advance of each calendar year to defer up to 100% of their cash salary and bonus compensation earned with respect to such year. Amounts deferred are credited to an unfunded liability account maintained by the Company on behalf of the applicable NEO, which account is deemed invested in and earns a rate of return based upon certain notational and self-directed investment options offered under the plan. In our discretion, we may elect to credit each eligible participant’s account under the deferred compensation plan with an employer matching contribution but, to date, we have never elected to do so. Participant account balances under the deferred compensation plan are fully-vested and will be paid by the Company to each participant upon retirement or separation from employment, or on other specified dates, in a lump sum or in installments according to a schedule elected in advance by the participant.

The Company and its subsidiaries do not maintain any other executive pension or retirement plans for the NEOs.

Variable Compensation

In general, our variable compensation programs are designed to align the interests of our executive officers, including the NEOs, with our operating and financial results.

Annual Performance Cash Bonuses

Our general practice is to provide NEOs with the opportunity to earn annual performance bonus compensation under a program that recognizes attainment of key objectives. The key objectives that underlie our annual incentive compensation programs are established annually by the Compensation Committee based upon

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recommendations made by the CEO, and may vary between years and between NEOs, but generally include objectives that reward attainment of targeted sales, earnings, gross margins and cost savings.

In setting the performance bonus amounts that an NEO is eligible to earn for achieving specified objectives, the Compensation Committee and the CEO consider bonus and total cash compensation levels for each NEO. Although bonus opportunities for achieving objectives are generally established for each NEO based on job scope and contribution, the Compensation Committee retains discretion to positively or negatively adjust performance bonus amounts based on factors that are not included in the pre-determined objectives. NEOs also have the opportunity to earn additional discretionary bonuses for extraordinary performance, as determined by the Compensation Committee.

The decision as to whether to provide an annual performance bonus program to any NEO for any year, the type and funding of any program offered, and the objectives that underlie any program, are subject to the discretion of the Compensation Committee based on the recommendation of the CEO and industry-specific conditions existing during the applicable year. The Compensation Committee may also exercise positive or negative discretion based on its assessment of the individual NEO’s contribution and accountability for the objectives that are the subject of the bonus recommendations from the CEO and any other factors the Compensation Committee considers relevant.

For 2017 (and after considering the CEO’s recommendations), the Compensation Committee established incentive cash bonus objectives for Messrs. Lampropoulos and Wright, but did not establish specific incentive cash bonus objectives for other NEOs. The incentive cash bonus objectives for Mr. Lampropoulos were based on sales, gross margins (calculated on a GAAP and non-GAAP basis), and earnings per share (calculated on a GAAP and non-GAAP basis). The incentive cash bonus objectives for Mr. Wright were based on sales of the Company’s products in all global markets other than the U.S. and EMEA.

The specific 2017 goals established by the Compensation Committee for Mr. Lampropoulos in the performance bonus categories, together with the level of our actual 2017 performance in those categories, are as follows.

PERFORMANCE BONUS OBJECTIVES	2017 GOALS	2017 RESULTS

Sales	$722 – 727 million	$727.9 million
Gross Margin (GAAP)	45.0 – 45.5%	44.8%
Gross Margin (Non-GAAP) (1)	48.0 – 48.5%	48.1%
Earnings Per Share (GAAP)	$0.55 - $0.61	$0.55
Earnings Per Share (Non-GAAP) (2)	$1.23 - $1.28	$1.28

(1)         Non-GAAP Gross Margin is calculated by adjusting gross profit by amounts recorded for amortization of intangible assets, inventory mark-up related to acquisitions and severance expense. See “Non-GAAP Financial Measures” in this Proxy Statement for additional information.

(2)         Non-GAAP Earnings Per Share is calculated as GAAP net income excluding intangible amortization expense, acquisition related costs, intangible asset impairment charges, contingent consideration benefits, certain legal expenses, and severance costs. All excluded items are tax affected and total Non-GAAP net income is divided by the weighted average diluted shares outstanding. See “Non-GAAP Financial Measures” in this Proxy Statement for additional information.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

The specific 2018 goals for Mr. Lampropoulos in the performance bonus categories align with the guidance we issued on February 28, 2018.

With respect to Mr. Wright, the Compensation Committee approved performance bonus objectives based on the following sales targets for our international operations for which Mr. Wright has supervisory responsibility.

2017 GOAL	2017 RESULTS
$141.6 million	$155.7 million

Although the Compensation Committee did not establish specific 2017 incentive cash bonus objectives for Messrs. Birkett, Frost and Lloyd, the Compensation Committee based its determination of discretionary bonuses (see “Discretionary Bonuses” below) paid to Messrs. Birkett, Frost and Lloyd upon the Company’s achievement of the annual cash bonus objectives established for Mr. Lampropoulos. The Compensation Committee believes that the annual cash bonus objectives provided meaningful motivation to Mr. Lampropoulos and the other NEOs and were instrumental in influencing Company performance during 2017.

The Compensation Committee’s evaluation of our achievement of the performance bonus goals shown above indicated that we achieved the goals established for sales, non-GAAP gross margins, GAAP earnings per share and non-GAAP earnings per share. The Company did not achieve the goal for GAAP gross margins. The Compensation Committee noted, however, that a principal factor which contributed to our failure to achieve the goal for GAAP gross margin was the variability in GAAP gross margin associated with acquisition and integration costs we incurred in connection with multiple acquisition transactions we completed during 2017, including the critical care division of Argon Medical Devices, Inc. and Catheter Connections. The Compensation Committee recognized that those acquisition transactions were undertaken consistent with our growth strategy, were approved by the Board, and reflected the Board’s belief that the transactions would increase shareholder value in the long term, but would result in significant unbudgeted expenses in the short term. Based upon its assessment of the Board’s objective of increasing shareholder value, the Compensation Committee determined to award to

Mr. Lampropoulos the full amount of the annual cash bonus objective established for him.

Discretionary Bonuses

In addition to the cash bonus opportunities under the performance bonus program described above, the Compensation Committee (with the input of the CEO) may choose to reward extraordinary performance and achievements by awarding discretionary bonuses to the NEOs and other executives from time to time that are not part of the annual incentive plan or any other plan. Based upon the Compensation Committee’s review of the performance bonus objectives discussed above, and following a review of the performance of each of Messrs. Lampropoulos, Birkett, Frost and Lloyd, the Compensation Committee determined to grant discretionary bonuses to each of those NEOs in the amounts set forth in Summary Compensation Table set forth on page 45. There is no standing expectation that all (or any) NEOs will receive discretionary performance bonuses in any particular year, and the criteria for such bonuses are not established in advance.

Long-Term Incentive Compensation

Historically, long-term equity awards, in the form of stock options, have been granted at the Compensation Committee’s discretion to the NEOs annually in an effort to provide long-term performance-based compensation, to encourage the NEOs to continue their engagement with the Company throughout the vesting periods, and to align management and shareholder interests.

In making awards under the 2006 Incentive Plan, the Compensation Committee considers grant size, the appropriate combination of equity-based awards, the impact of the grant on the our financial performance (as determined in accordance with the requirements of the Financial Accounting Standards Board ASC Topic 718 (ASC Topic 718)), and the corresponding compensation value used by the Company in determining the amount of the awards (which may vary from the ASC Topic 718 expense).

Generally, the amount of long-term equity awards granted to the NEOs has been based upon the Compensation Committee’s assessment of each NEO’s expected future contributions to the Company and other factors. The amount or existence of those awards may

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also be influenced by external factors such as general economic or industry-specific conditions. We generally grant long-term equity awards at the regularly-scheduled Compensation Committee meeting held in February or May of each year, but may vary the date of grant from year to year.

During 2017, the Compensation Committee granted stock option awards to NEOs under the 2006 Incentive Plan in the following amounts:

NAMED EXECUTIVE OFFICER	NUMBER OF OPTIONS GRANTED
Fred P. Lampropoulos	200,000
Bernard J. Birkett	50,000
Ronald A. Frost	50,000
Joseph C. Wright	25,000
Brian G. Lloyd	50,000

Employment Agreements

The Compensation Committee has determined that executive employment agreements are necessary to provide competitive compensation arrangements to our NEOs, particularly because such agreements are common in our industry. Moreover, the Compensation Committee believes that the change in control provisions within the executive employment agreements help to retain the NEOs by reducing personal uncertainty and anxiety that may arise from the possibility of a future business combination.

We have entered into employment agreements (collectively, the Employment Agreements) with each of the NEOs. The annual base salaries payable under the Employment Agreements, as adjusted for 2017, were:

NAMED EXECUTIVE OFFICER	BASE SALARY
Fred P. Lampropoulos	$1,412,308
Bernard J. Birkett	$514,687
Ronald A. Frost	$400,000
Joseph C. Wright	$473,078
Brian G. Lloyd	$515,385

(1)         Base salary amounts reflect amounts paid to the NEOs as reported in the Summary Compensation Table shown on page 45.  Base salary amounts as of December 31, 2017, as approved by the Compensation Committee were: Mr. Lampropoulos, $1,700,000; Mr. Birkett, $500,000; Mr. Frost, $400,000, Mr. Wright, $500,000; and Mr. Lloyd, $600,000.

The amount of the base salary payable to each NEO may be subject to change based on review by the Compensation Committee on an annual basis. Although the employment status of each of the NEOs is “at will,” the Employment Agreements provide for mandatory severance payments to each NEO in the event the

NEO’s employment terminates for certain reasons in connection with a “Change in Control” (as defined below). Those severance arrangements are discussed in greater detail below under the heading “Executive Compensation Tables—Potential Payments upon Termination or Change in Control.”

In addition to the annual base salary described above, the Employment Agreements also allow the NEOs to receive an annual cash bonus payment in an amount to be determined in the sole discretion of the Board (which has delegated that authority to the Compensation Committee). Notably, in fiscal years ending after a Change in Control, the annual bonus must be at least equal to an NEO’s average annual cash bonus for the last three full fiscal years ending prior to the Change in Control.

The NEOs (and to the extent applicable, their spouses and eligible dependents) are eligible to participate in all incentive, savings and retirement, health insurance, term life insurance, long-term disability insurance, deferred compensation, employee stock purchase and other employee benefit plans, policies or arrangements we maintain for our employees generally and, at the discretion of the Compensation Committee, in the 2006 Incentive Plan and other benefit plans maintained by the Company for our executives.

The terms of the Employment Agreements reflect in part the concern of the Compensation Committee that a future threatened or actual change in control, such as through an acquisition or merger, could cause disruption and harm to the Company in the event of the resulting loss of any of its key executives. The change in control provisions in the Employment Agreements are intended to provide a measure of incentive and security to our key

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executives until the resolution of any such threatened or actual change in control. However, the Compensation Committee believes that such agreements should not include provisions that would obligate a potential acquirer of the Company to make large payouts to the NEOs simply because a change in control has occurred. Because of this concern, the occurrence of a change in control event alone will not trigger any payment obligations to the NEOs under their respective Employment Agreements. Additional change in control payment obligations under the Employment Agreements only arise in the event the NEO’s employment is terminated “without Cause” in connection with the change in control or the NEO resigns “for Good Reason” (with each capitalized term in this sentence defined in the Employment Agreements and described under the heading “Potential Payments Upon Termination or Change in Control—Employment Agreements” below) in connection with a change in control. Thus, the Compensation Committee regards the employment agreements as “double trigger” change in control agreements.

Tax Deductibility and Executive Compensation

Section 162(m) (Section 162(m)) of the Internal Revenue Code of 1986, as amended (the Code) imposes a $1.0 million annual limit on the amount that a public company may deduct for compensation paid to a company’s chief executive officer during a tax year or to any of the company’s three other most highly compensated executive officers who are still employed at the end of the tax year. For tax years beginning before 2018, the limit does not apply to compensation that meets the requirements of Section 162(m) for “qualified performance-based” compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by our shareholders).

The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) and attempts, to the extent practical, to implement compensation policies and practices that maximize the potential income tax deductions available to the Company including for tax years before 2018 by qualifying such policies and practices as performance-based compensation exempt from the deduction limits of Section 162(m).

In certain situations, the Compensation Committee may approve compensation that will exceed the deduction limitations of Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. In such situations, the portion of the compensation payable to the executive officer that exceeds the $1.0 million limit will not be deductible for tax purposes. Although deductibility of executive compensation for tax purposes is generally preferred, tax deductibility is not the sole objective of our executive compensation programs. The Company and the Compensation Committee believe that meeting the compensation objectives described above is more important than the benefit of being able to deduct the compensation for tax purposes.

All compensation paid to the NEOs, other than Mr. Lampropoulos, during 2017 was intended to be deductible under Section 162(m). Although Mr. Lampropoulos’ compensation for 2017 exceeded the deduction limits of Section 162(m), the Compensation Committee approved that compensation amount in order to provide Mr. Lampropoulos with a compensation package that the Compensation Committee considers competitive and in the best interests of the Company and its shareholders.

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Compensation Policies and Practices Relating to Risk Management

The Compensation Committee has reviewed our company-wide compensation program, which applies to all of our full-time employees, including the NEOs. Based on the Compensation Committee’s review of the various elements of our executive compensation practices and policies, the Compensation Committee believes our compensation policies and practices are designed to create appropriate and meaningful incentives for our employees without encouraging excessive or inappropriate risk taking.

After undertaking this review, the Compensation Committee came to the following conclusions:

•                  Our compensation policies and practices are designed to include a significant level of long-term compensation, which discourages short-term risk taking;

•                  The base salaries we provide to our employees are generally consistent with salaries paid for comparable positions in our industry, and provide our employees with steady income while reducing the incentive for employees to take risks in pursuit of short-term benefits;

•                  Our incentive compensation is capped for some NEOs at levels established by the Compensation Committee, which it believes reduces the incentive for excessive risk-taking;

•                  We have established and adopted codes of ethics and business conduct, which are designed to reinforce the balanced compensation objectives established by the Compensation Committee; and

•                  We have adopted equity ownership guidelines for its executive officers, which the Compensation Committee believes discourages excessive risk-taking.

Based on the review outlined above, the Compensation Committee has further concluded that the risks arising from our compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

Additionally, at our annual meeting of shareholders held on May 24, 2017, our shareholders voted on an advisory basis with respect to the frequency of future advisory votes on executive compensation. Holders of approximately 77.1% of the shares represented at that meeting expressed their preference for an annual advisory vote. Consequently, we intend to hold an annual advisory vote on executive compensation until the next “say-on-frequency” vote at our annual meeting of shareholders in 2023.

The Compensation Committee will continue to review future shareholder voting results, including the voting results with respect to “Proposal No. 3 - Advisory Vote on Executive Compensation,” as described further in this Proxy Statement, and determine whether to make any changes to our executive compensation program in light of such voting results.

Compensation Committee Report

The Compensation Committee establishes and oversees the design and function of our executive compensation programs.

The members of the Compensation Committee have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company and recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE:

A. Scott Anderson (Chair)

Franklin J. Miller, M.D.

Michael E. Stillabower, M.D.

PROPOSAL NO. 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act (Section 14A), which was enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires that we provide shareholders with the opportunity to vote on an advisory (non-binding) resolution to approve the compensation of the NEOs disclosed in this Proxy Statement (colloquially referred to as a “Say-on-Pay”

Board recommendation
The Board unanimously recommends a vote FOR this proposal

proposal).

Accordingly, the following resolution will be submitted to our shareholders for approval at the Annual Meeting:

“RESOLVED, that the Company’s shareholders APPROVE, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

As described above under the heading “Compensation Discussion and Analysis,” the Board believes our compensation of the NEOs achieves the primary goals of:

•                  focusing our executives on achieving or exceeding measurable performance targets;

•                  encouraging continuation of our entrepreneurial spirit;

•                  attracting and retaining highly-qualified and motivated executives;

•                  promoting our guiding principles for adherence to a high ethical environment, as well as health and safety standards; and

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•                  aligning management compensation with shareholder value.

The Board encourages shareholders to review in detail the Compensation Discussion and Analysis beginning on page 28 of this Proxy Statement and the Executive Compensation Tables beginning on page 45 of this Proxy Statement. In light of the information set forth in such sections, the Board believes the compensation of the NEOs for the fiscal year ended December 31, 2017 was fair and reasonable and that our compensation programs and practices are in the best interests of the Company and our shareholders.

The advisory vote on this Say-on-Pay resolution is not intended to address any specific element of compensation; rather, the vote relates to all aspects of the compensation of the NEOs, as described in this Proxy Statement. While this vote is only advisory in nature, which means that the vote is not binding on the Company, the Board or the Compensation Committee

(which is composed solely of independent directors), the Board and the Compensation Committee value the opinion of our shareholders and will consider the outcome of the vote when addressing future compensation arrangements.

In the 2017 annual meeting of shareholders, held on May 24, 2017, our shareholders recommended that they be given an opportunity to vote on a Say-on-Pay resolution every year at our annual meeting of shareholders. Consequently, we intend to hold an annual advisory vote on executive compensation until the next “say-on-frequency” vote at our annual meeting of shareholders in 2023 (as required by Section 14A).

Approval of the resolution above (on a non-binding, advisory basis) requires that the number of votes cast at the Annual Meeting, in person or by proxy, in favor of the resolution exceeds the number of votes cast in opposition to the resolution.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

PROPOSAL NO. 4 – APPROVE THE COMPANY’S NEW 2018 LONG-TERM INCENTIVE PLAN

Since 2006, the Company has maintained the 2006 Incentive Plan,  which provides opportunities for employees, non-employee directors and other eligible participants to receive equity-based awards designed to align the interests of participants with the long-term objectives of the Company. Since the adoption of the 2006 Incentive Plan, we have amended the plan five times, in order to increase the number of shares of Common Stock available for the grant of awards under the plan (for a current total of 6,250,000), to extend the maturity of the 2006 Incentive Plan (to February 13, 2025) and for operational and administrative purposes.

After taking into account option awards with respect to 492,002 shares already granted in 2018 under the 2006 Incentive Plan, there are only approximately 2,290 shares available for future issuance under the 2006 Incentive Plan.  The limited number of shares which remain available for issuance under the 2006 Incentive Plan would not be sufficient for anticipated future awards under the 2006 Incentive Plan.  We are therefore requesting that our shareholders approve a new 2018 Long-Term Incentive Plan (the 2018 Incentive Plan) to permit the Company to continue to grant awards.

Board recommendation
The Board unanimously recommends a vote FOR this amendment

We are seeking approval for 3.1 million shares under the 2018 Incentive Plan for future grants.

On April 2, 2018 the Board adopted the 2018 Incentive Plan and is recommending it for your approval at this year’s Annual Meeting. If approved, the 2018 Incentive Plan will be the only compensation plan under which we grant stock options, restricted stock and other equity-based awards to our directors, officers, employees, and consultants going forward. These awards have enabled and will continue to enable Merit to attract and retain key employees and enable those employees to acquire and/or increase their proprietary interest in the Company, thereby aligning their interests with the interests of our shareholders.

In the event this proposal is approved by our shareholders, no further awards will be made under the 2006 Incentive Plan, but awards previously issued under the 2006 Incentive Plan would remain in effect. As of March 29, 2018, the closing sale price of the Common Stock on NASDAQ was $45.35. If the 2018 Incentive Plan is not approved by shareholders, the 2006 Incentive Plan will remain in full force and effect in accordance with its terms.

Significant Historical Award Information

The following table provides information regarding the grant of equity awards under our 2006 Incentive Plan over the past three fiscal years:

KEY EQUITY METRIC	2017	2016	2015
Percentage of equity awards granted to NEOs (1)	28.90%	15.33%	28.61%
Equity burn rate (2)	2.59%	1.96%	1.39%
Dilution (3)	8.19%	10.12%	11.03%
Overhang (4)	7.21%	6.31%	5.44%

(1)         Percentage of equity awards granted to individuals who were named executive officers in the relevant year is calculated by dividing the number of shares that were issuable pursuant to equity awards that were granted to NEOs during the year by the number of shares issuable pursuant to all equity awards granted during the year.

(2)         Equity burn rate is calculated by dividing the number of shares issuable pursuant to equity awards granted during the year by the weighted average number of shares outstanding during the year, as disclosed in our Annual Report.

(3)         Dilution is calculated by dividing the sum of (x) the number of shares issuable pursuant to equity awards outstanding at the end of the fiscal year and (y) the number of shares available under the 2006 Incentive Plan for future grants, by the number of shares outstanding at the end of the year.

(4)         Overhang is calculated by dividing the number of shares issuable pursuant to equity awards outstanding at the end of the year by the number of shares outstanding at the end of the year.

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2018 Incentive Plan Summary

The following is a brief description of the principal features of the 2018 Incentive Plan. This summary is qualified in its entirety by reference to the full text of the 2018 Incentive Plan, which is included as Exhibit 2 to this Proxy Statement.

Purpose. The purpose of the 2018 Incentive Plan is to assist the Company and our subsidiaries in attracting and retaining qualified individuals to serve as directors and employees of, and consultants and advisors to, the Company and our subsidiaries. The Board believes that the awards granted under the 2018 Incentive Plan will align incentives of such individuals and help us achieve our long-term objectives, which will in turn inure to the benefit of all of our shareholders.

Eligibility. Directors, employees, consultants and advisors of the Company and our subsidiaries will be eligible to receive awards under the 2018 Incentive Plan to the extent designated by the Compensation Committee or its delegate.  The Compensation Committee has not yet determined who will receive awards under the 2018 Incentive Plan but future grants consistent with the Company’s historical equity-based compensation practices are likely.

Administration. The 2018 Incentive Plan will be administered by the Compensation Committee. The Compensation Committee would have the authority to interpret and construe the provisions of the 2018 Incentive Plan and to make all decisions and determinations relating to the operation of the 2018 Incentive Plan, including the authority and discretion to:

•                  select the individuals to receive stock option grants or other awards;

•                  determine the time or times when stock option grants or other awards will be granted and will vest; and

•                  establish the terms and conditions upon which awards may be exercised.

Subject to certain limitations, the Compensation Committee may delegate to the CEO authority to make stock option grants to employees other than executive officers and directors.

Duration. If approved by shareholders, the 2018 Incentive Plan would become effective on the date of the Annual Meeting  and would continue for a term of ten years from its effective date unless sooner terminated by the Board of Directors.  No further awards would be granted under the 2018 Incentive Plan after that date.

Shares Subject to Plan. A maximum of 3,100,000 shares of Common Stock would be authorized for issuance under the 2018 Incentive Plan (including issuance pursuant to incentive stock options).

Any shares subject to options or stock appreciation rights would be counted against the shares available for issuance under the 2018 Incentive Plan (the Share Reserve) as one share for every share subject thereto. Any shares subject to awards other than options or stock appreciation rights are counted against the Share Reserve as two and one-half shares for every one share subject thereto. If an award under the 2018 Incentive Plan is forfeited or expires, the subject shares are again available for grant under the 2018 Incentive Plan (such forfeited or expired shares, Recycled Shares). To the extent that a share that was subject to an award that counted as one share against the 2018 Incentive Plan Share Reserve becomes a Recycled Share, the Share Reserve would be credited with (increased by) one share. To the extent that a share that was subject to an award that counted as two and one-half shares against the 2018 Incentive Plan Share Reserve becomes a Recycled Share, the Share Reserve is credited with two and one-half shares. The following types of shares of Common Stock would not be eligible to be granted again under the 2018 Incentive Plan:

•                  shares tendered by the participant, or withheld by the Company, to satisfy the purchase price of an option or any tax withholding obligation;

•                  shares which we repurchase with option proceeds; or

•                  shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof.

In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction (a Recapitalization), the Share Reserve under the 2018 Incentive Plan will be proportionately adjusted.

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EXECUTIVE COMPENSATION AND RELATED MATTERS

Awards under the 2018 Incentive Plan

Like the 2006 Incentive Plan, the 2018 Incentive Plan provides for the following types of awards (Awards):

(a)         stock options;

(b)        stock appreciation rights;

(c)         restricted stock;

(d)        restricted stock units; and

(e)         other share-based awards.

Awards under the 2018 Incentive Plan may be granted as “performance awards” subject to conditions on exercise, vesting or payment that are tied to satisfaction of pre-determined financial or other performance goals designated by the Compensation Committee and set forth the applicable award agreements.

Stock Options. The Compensation Committee may from time to time award options to any plan participant subject to the limitations described above. Stock options give the holder the right to purchase shares of the Common Stock within a specified time at a specified price. Two types of stock options may be granted under the 2018 Incentive Plan, namely:

•                  incentive stock options (ISOs), which are subject to special tax treatment as described below and which are limited to employees of the Company and our subsidiaries; and

•                  non-statutory options (NSOs), which are available to all directors, employees, consultants and advisors of the Company and our subsidiaries.

The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of options cannot be more than seven years after the date of the original grant.

Other than appropriate adjustments as described above to reflect a Recapitalization, the Compensation Committee may not without the approval of our shareholders:

(a)         lower the option price of an option after it is granted;

(b)        cancel an option when the option price exceeds the fair market value of the underlying shares in exchange for another Award; or

(c)         take any other action with respect to an option that may be treated as a repricing under the rules and regulations of NASDAQ.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights under the 2018 Incentive Plan to eligible participants. A stock appreciation right entitles the holder upon exercise to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Compensation Committee), computed by reference to appreciation in the value of the Common Stock over its stated base value per share, which cannot be less than the fair market value of a share of Common Stock at the time of grant. The expiration dates of stock appreciation rights cannot be more than seven years after the date of the original grant.

Restricted Stock. The Compensation Committee may grant restricted shares of Common Stock under the 2018 Incentive Plan to such eligible participants, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Compensation Committee determines in its discretion. Awards of restricted shares of the Common Stock may be made in exchange for services or other lawful consideration. Generally, awards of restricted shares of Common Stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met.

Except for certain limited situations, grants of restricted shares of Common Stock will have a vesting period of not less than three years. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares upon grant subject to these restrictions, conditions and forfeiture provisions,.

Restricted Stock Units. The Compensation Committee may grant restricted stock units under the 2018 Incentive Plan having a value equal to a designated number of shares of Common Stock to such eligible participants, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Compensation Committee determines in its discretion. If the requirements specified by the Compensation Committee are met, the grantee of such units will receive shares of Common Stock,

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cash, other property, or any combination thereof, equal to the fair market value of the designated number of shares of Common Stock.

Other Share-Based Awards. The Compensation Committee may also make other awards measured by the value of or payable in the form of shares under the 2018 Incentive Plan subject to the satisfaction of specified performance or other criteria. Other share-based awards may be paid in shares of Common Stock, cash, other property, or any combination thereof.

Accelerated Exercisability and Vesting on a Change in Control. Under the proposed 2018 Incentive Plan, all then outstanding awards will automatically become fully exercisable, vested and earned. Additionally, upon a Change in Control, the Company may elect to cancel all or any portion of then outstanding awards under the 2018 Incentive Plan in exchange for a payment equal to the fair market value of the cancelled awards. For this purpose, a Change in Control means:

•                                          certain changes in the majority of the Board within a 12-month period;

•                                          the acquisition by any person of 30% or more of the voting securities of the Company;

•                                          consummation of a merger or reorganization of the Company in which neither the Company nor another entity controlled by our shareholders is the surviving entity;

•                                          a sale or other disposition of all or substantially all of our assets to another entity that is not controlled by our shareholders; or

•                                          shareholder approval of a liquidation of the Company.

Recoupment/Clawback.  The Company will be entitled to the recoup compensation of whatever kind paid under the 2018 Incentive Plan by the Company at any time to the extent required by applicable securities or other law or as provided in any recoupment policy adopted by the Company.

Provisions for Foreign Participants.  The Compensation Committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish, amend or rescind rules, sub-plans or procedures under the 2018 Incentive Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefits or other matters.

General Provisions.  Unless authorized by the Compensation Committee in the agreement evidencing an award granted under the 2018 Incentive Plan, Awards may not be transferred other than by will or the laws of descent and distribution, and may be exercised during the participant’s lifetime only by the participant or the participant’s guardian or legal representative. The Board may, from time to time, alter, amend, suspend or terminate the 2018 Incentive Plan. Unless sooner terminated by the Board of Directors, the 2018 Incentive Plan will automatically terminate on the tenth anniversary of its effective date. No grants may be made under the plan following the date of termination, although grants made prior to that date may remain outstanding following the termination of the 2018 Incentive Plan until their scheduled expiration date.

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Certain Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to awards under the 2018 Incentive Plan. This summary is made as of the date of this Proxy Statement, is not (and is not intended to be) complete, and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction for tax purposes, but only if, among other things, the income:

(a)         meets the test of reasonableness;

(b)        is an ordinary and necessary business expense,

(c)         is not an “excess parachute payment” within the meaning of Section 280G of the Code; and

(d)        is not disallowed by the $1 million limitation on executive compensation under Section 162(m).

Tax Consequences to Participants

Nonqualified Stock Options (NSOs). In general, for recipients of NSOs:

(a)         no income will be recognized by the participant at the time an NSO is granted;

(b)        at the time of exercise of an NSO, ordinary income will be recognized by the participant in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and

(c)         at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. For post-exercise appreciation in share value to qualify for long-term capital gain treatment, the shares must be held for more than one year from their date of issuance.

Incentive Stock Options (ISOs). No income will be recognized by a participant upon the grant to them of an ISO. In general, no income will be recognized by the participant upon the exercise of an ISO for regular income tax purposes. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item triggering alternative minimum tax on the participant. If shares of Common Stock are issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such option holder within two years after the date of the grant or within one year after the transfer of such shares to the option holder, then upon later sale of such shares, any amount realized in excess of the option price will be taxed to the participant as long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the participant generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock or other property received on the exercise.

Restricted Stock. The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the Restrictions). At such time, the participant will be subject to tax at ordinary income rates on the then fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a participant who makes an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary

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income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares.

Any appreciation (or depreciation) after the date the value of the restricted shares initially becomes taxable to the participant which the participant later realizes upon a subsequent disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as deferred compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. Generally, no income will be recognized by a participant upon the award of restricted stock units. The recipient of a stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Other Share-Based Awards. No income generally will be recognized by a participant upon the grant of other Share-Based Awards until such awards become vested and payable. Upon payment in respect of other Share-Based Awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of Common Stock or other property received.

Value of Benefits

We are unable to determine the amount of benefits that may be received by participants under the 2018 Incentive Plan if the 2018 Incentive Plan is approved, as grants of awards are discretionary with the Compensation Committee.

Certain Interests of Directors

In considering the recommendation of the Board with respect to the proposal to adopt the 2018 Incentive Plan, shareholders should be aware that our directors have certain interests which may present them with conflicts of interest in connection with such proposal.

Specifically, as discussed above, our directors are eligible to receive awards under the 2018 Incentive

Plan. The Board recognizes that adoption of the 2018 Incentive Plan may benefit our directors and their successors, but believes that approval of the 2018 Incentive Plan will advance our interests and the interests of our shareholders by encouraging directors, employees, consultants and advisors to make significant contributions to our long-term success.

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EXECUTIVE COMPENSATION

TABLES

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table summarizes the total compensation earned by each of the NEOs for the years indicated.

		SALARY	BONUS	STOCK AWARDS	NON-EQUITY INCENTIVE PLAN COMPENSATION	ALL OTHER COMPENSATION		TOTAL
NAME AND POSITION	YEAR	($)	($) (1)	($) (2)	($) (3)	($)		($)
Fred P. Lampropoulos	2017	1,412,308	400,000	1,838,700	600,000	59,787	(4)(5)	4,310,795
Chair of the Board, Chief Executive Officer and President	2016	1,267,694	—	277,020	—	243,382	(4)(5)	1,788,096
	2015	1,206,924	—	286,720	449,999	8,825	(5)(6)	1,952,468

Bernard J. Birkett	2017	514,687	200,000	459,675	—	219,373	(4)(5)(8)	1,393,735
Chief Financial Officer and Treasurer (7)	2016	511,512	50,000	138,510	—	347,632	(4)(5)(8)	1,047,654
	2015	296,211	32,000	143,360	48,000	132,915	(8)	652,486

Ronald A. Frost	2017	400,000	200,000	459,675	—	23,145	(4)(5)	1,082,820
Chief Operating Officer	2016	400,000	—	110,808	—	5,963	(5)	516,771
	2015	384,615	—	114,688	48,000	7,355	(5)(6)	554,658

Joseph C. Wright	2017	473,078	—	229,838	225,000	15,551	(4)(5)	943,467
President, Merit International (7)	2016	450,000	—	110,808	200,000	5,963	(5)	766,771
	2015	466,289	—	57,344	187,217	7,477	(5)(6)	718,327

Brian G. Lloyd
	2017	515,385	202,000	459,675	—	5,963	(5)	1,183,023
Chief Legal Officer, Corporate Secretary (7)	2016	348,077	52,000	167,523	—	—		567,599

(1)         Bonus amounts represent discretionary bonuses not based upon pre-determined performance criteria.

(2)         Stock Awards reflect the aggregate grant date fair value of the awards granted to the NEOs in the year shown, computed in accordance with FASB ASC Topic 718. Such amounts have been calculated in accordance with current financial statement reporting guidance, using the same assumptions the Company has used for financial statement reporting purposes with respect to our long-term incentive plans. Assumptions used in the calculation of these amounts for 2017, 2016, and 2015 are included in footnotes to our audited consolidated financial statements for the years ended December 31, 2017, 2016, and 2015 (which are included in our Annual Reports on Form 10-K filed with the SEC on March 1, 2018, March 1, 2017, and February 29, 2016, respectively).

(3)         Incentive bonuses under our performance-based annual bonus plan based on pre-established performance criteria appear in the Non-Equity Incentive Plan Compensation column. The Compensation Committee’s evaluation of our achievement of the performance bonus goals for Mr. Lampropoulos in 2017 indicated that we achieved the goals established for sales, non-GAAP gross margins, GAAP earnings per share and non-GAAP earnings per share. Although we did not achieve the goal for GAAP gross margins, the Compensation Committee noted that a principal factor contributing to that failure was the variability in GAAP gross margin associated with acquisition and integration costs we incurred in connection with multiple acquisition transactions we completed during 2017, including the critical care division of Argon Medical Devices, Inc. and Catheter Connections. The Compensation Committee recognized that those acquisition transactions were undertaken consistent with our growth strategy, were approved by the Board, and reflected the Board’s belief that the transactions would increase shareholder value in the long term but would result in significant unbudgeted expenses in the short term. Based upon its assessment of the Board’s objective of increasing shareholder value, the Compensation Committee determined to award to Mr. Lampropoulos the full amount of the annual cash bonus objective established for him.

(4)         Amounts include vacation benefits paid to the NEOs in cash in lieu of vacation benefits, as follows:

•                  for the year ended December 31, 2017: Mr. Lampropoulos, $53,824; Mr. Birkett, $3,606; Mr. Wright, $9,588; and Mr. Frost, $17,183; and

•                  for the year ended December 31, 2016, Mr. Lampropoulos, $237,420; and Mr. Birkett, $36,794.

EXECUTIVE COMPENSATION TABLES

(5)         Amounts shown also include matching contributions made by the Company for the benefit of the NEOs to our 401(k) Plan in the following amounts:

•                  for the year ended December 31, 2017: Mr. Lampropoulos, $5,963; Mr. Birkett, $5,963; Mr. Wright, $5,963; Mr. Lloyd, $5,963; and Mr. Frost, $5,963;

•                  for the year ended December 31, 2016: Mr. Lampropoulos, $5,963; Mr. Birkett, $2,163; Mr. Wright, $5,963; and Mr. Frost, $5,963; and

•                  for the year ended December 31, 2015: Mr. Lampropoulos, $5,963; Mr. Wright, $5,963; and Mr. Frost, $5,963.

(6)         Amounts shown also reflect the incremental travel expenses incurred by the Company for spouses of the following NEOs who attended our off-site President’s Award recognition event for the year ended December 31, 2015: Mr. Lampropoulos, $2,862; Mr. Wright, $1,514; Mr. Frost, $1,392.

(7)         Mr. Wright, Mr. Birkett and Mr. Lloyd became executive officers of the Company on May 22, 2015, November 4, 2015 and April 1, 2016, respectively. The foregoing table only presents compensation received for periods in which an NEO acted in an executive officer capacity. As such, there is no compensation disclosure provided for Mr. Lloyd for the year ended December 31, 2015.

(8)         Pursuant to Mr. Birkett’s employment agreement, we paid the following expenses:

•                  for 2017, $16,841 for an automobile allowance, $77,272 for a housing allowance, $34,668 in educational expenses, $26,367 for travel expenses, $41,259 in gross up salary to cover taxes, and various other expenses;

•                  for 2016, we paid $16,841 for an automobile allowance, $55,900 for a housing allowance, $49,367 in educational expenses, $35,469 for travel expenses, $131,426 in gross up salary to cover taxes, and various other expenses; and

•                  for 2015, we paid $12,596 for an automobile allowance, $32,085 in educational expenses, $38,700 for a housing allowance, and $28,703 for relocation and travel expenses.

A portion of the amounts reflected in this table for Mr. Birkett was calculated using amounts paid to him in Euros, then converted using the average EUR/USD published foreign exchange rates.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning plan-based awards to the NEOs during the year ended December 31, 2017.

NAMED EXECUTIVE OFFICER	GRANT DATE	ESTIMATED FUTURE PAYOUTS UNDER NON- EQUITY INCENTIVE PLAN AWARDS ($) (1)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED (#) (2)	EXERCISE PRICE OF OPTION AWARDS ($/SH) (3)	GRANT DATE FAIR VALUE OF OPTIONS AWARDS ($)

Fred P. Lampropoulos	N/A	$600,000	—	—	—
	4/14/2017	—	200,000	$28.20	$1,838,700
Bernard J. Birkett	N/A	$—	—	—	—
	4/14/2017	—	50,000	$28.20	$ 459,675
Ronald A. Frost	N/A	—	—	—	—
	4/14/2017	—	50,000	$28.20	$ 459,675
Joseph C. Wright	N/A	$225,000	—	—	—
	4/14/2017	—	25,000	$28.20	$ 229,838
Brian G. Lloyd	N/A	$—	—	—	—
	4/14/2017	—	50,000	$28.20	$ 459,675

(1)         Listed amounts reflect target and maximum incentive performance bonuses for 2017. For the year ended December 31, 2017, each of Mr. Lampropoulos and Mr. Wright received the full targeted level of their incentive performance bonus, as

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EXECUTIVE COMPENSATION TABLES

discussed above and as shown in the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table above.

(2)         Stock Options vest at the rate of 20.0% per year over five years on the first through the fifth anniversaries of the date of the grant.

(3)         The exercise price per share under each stock option is the market closing price on the date of the grant.

OUTSTANDING EQUITY AWARDS AT YEAR END

The following table provides information on the holdings of stock options and other stock awards by the NEOs as of December 31, 2017.

NAMED EXECUTIVE OFFICER	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE
Fred P. Lampropoulos	8/11/2011	120,000	—	13.75	8/11/2018
	10/4/2014	30,000	20,000	12.06	10/4/2021
	2/13/2015	20,000	30,000	17.27	2/13/2022
	1/28/2016	10,000	40,000	16.05	1/28/2023
	4/14/2017	—	200,000	28.20	4/14/2024
Bernard J. Birkett	8/11/2011	10,000	—	13.75	8/11/2018
	10/4/2014	6,000	4,000	12.06	10/4/2021
	2/13/2015	10,000	15,000	17.27	2/13/2022
	1/28/2016	5,000	20,000	16.05	1/28/2023
	4/14/2017	—	50,000	28.20	4/14/2024
Ronald A. Frost	7/31/2013	8,000	2,000	13.14	7/31/2020
	10/4/2014	15,000	10,000	12.06	10/4/2021
	2/13/2015	8,000	12,000	17.27	2/13/2022
	1/28/2016	4,000	16,000	16.05	1/28/2023
	4/14/2017	—	50,000	28.20	4/14/2024
Joseph C. Wright	8/11/2011	20,000	—	13.75	8/11/2018
	7/31/2013	8,000	2,000	13.14	7/31/2020
	10/4/2014	15,000	10,000	12.06	10/4/2021
	2/13/2015	4,000	6,000	17.27	2/13/2022
	1/28/2016	4,000	16,000	16.05	1/28/2023
	4/14/2017	—	25,000	28.20	4/14/2024
Brian G. Lloyd	5/2/2016	5,000	20,000	19.72	5/2/2023
	4/14/2017	—	50,000	28.20	4/14/2024

(1)         Each unvested stock option award vests 20% each year for five years commencing one year from the grant date.

OPTION EXERCISES AND STOCK AWARDS VESTED

No stock options were exercised by the NEOs and no stock awards (within the meaning of Item 402(g) of Regulation S-K under the Securities Act) vested during the year ended December 31, 2017.

NON-QUALIFIED DEFERRED COMPENSATION

Pursuant to the Merit Medical Systems, Inc. Deferred Compensation Plan (Deferred Compensation Plan), NEOs may elect prior to the beginning of each calendar year to defer the receipt of base salary and bonuses earned for the ensuing calendar year. Amounts deferred are credited to an unfunded liability account maintained by the Company on behalf of the applicable NEO, which account is deemed invested in and earns a rate of return based upon certain notational, self-directed investment options offered under the Deferred Compensation Plan. The NEOs accounts under the

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EXECUTIVE COMPENSATION TABLES

Deferred Compensation Plan may also be credited with a discretionary employer matching contribution, although no such discretionary contribution was made for 2017 or at any other time since the Deferred Compensation Plan’s inception. Participant account balances under the Deferred Compensation Plan are fully-vested and will be paid by the Company to each NEO upon retirement or separation from employment, or on other specified dates, in a lump sum form or in installments according to a schedule elected in advance by the participant. The following table sets forth certain information regarding the account balances and amounts credited under the Deferred Compensation Plan in 2017 with respect to the NEOs.

NAMED EXECUTIVE OFFICER	EXECUTIVE CONTRIBUTIONS IN LAST FISCAL YEAR ($) (1)	REGISTRANT CONTRIBUTIONS IN LAST FISCAL YEAR ($)	AGGREGATE EARNINGS IN LAST FISCAL YEAR ($)	AGGREGATE WITHDRAWALS / DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FISCAL YEARS END ($)

Fred P. Lampropoulos	—	—	—	—	—

Bernard J. Birkett	—	—	—	—	—

Ronald A. Frost	—	—	67,238	—	489,078

Joseph C. Wright	45,577	—	240,617	—	1,334,731

Brian G. Lloyd	—	—	—	—	—

(1)         These amounts are also reflected in the Summary Compensation Table for the year ended December 31, 2017 as “Salary.”

The table below shows the funds available for notational investment under the Deferred Compensation Plan and their annual rate of return for the calendar year ended December 31, 2017. These notational investments were generally the same as the mutual fund investment options offered in 2017 under our 401(k) Plan:

NAME OF FUND	RATE OF RETURN
T. Rowe Price Blue Chip Growth	36.17%
American Funds IS International 2	32.14%
Lazard Retirement Emerging Markets Svc	27.82%
MFS VIT II International Value Svc	26.82%
Nationwide VIT International Index II	24.56%
T. Rowe Price Mid Cap Growth II	24.44%
Vanguard VIF Small Company Growth Inv	23.46%
Vanguard VIF Equity Index	21.66%
Vanguard VIF Total Stock Market Index Inv	20.97%
Model Portfolio - Global Growth	18.89%
Model Portfolio - Balanced Growth	16.22%
T. Rowe Price Equity Income II	15.73%
Model Portfolio - Balanced Moderate	13.54%
Goldman Sachs VIT Mid Cap Value Instl	11.07%
Model Portfolio - Balanced Conservative	10.87%
DFA VA US Targeted Value	9.77%
Model Portfolio - Income with Growth	9.15%
PIMCO VIT Total Return Admin	4.91%
Vanguard VIF REIT Index	4.78%
PIMCO VIT Real Return Admin	3.65%
Nationwide VIT Money Market V	0.47%
Van Eck VIP Global Hard Assets Initial	(1.70)%

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EXECUTIVE COMPENSATION TABLES

POTENTIAL PAYMENTS UPON

TERMINATION OR CHANGE IN CONTROL

Employment Agreements

In 2016, the Company entered into an Employment Agreement with each of the NEOs, which were amended in 2017. The Employment Agreements (as amended) are described further in the “Compensation Discussion and Analysis” discussion above.

The Employment Agreements provide payments and benefits in the event of termination of employment under certain circumstances, including in connection with a change in control as follows:

Termination Other Than in Connection with a Change in Control.

If an Executive’s employment with the Company is terminated for any reason, voluntarily or involuntarily, with or without “Cause” (as defined below), other than “in Connection with a Change in Control” (as defined below), we are obligated to pay the Executive a lump sum cash payment equal to his or her accrued and unpaid base salary and any accrued vacation pay earned but not yet paid through the date of termination, plus a lump sum cash payment equal to the Executive’s accrued annual bonus earned for our last fiscal year ending immediately prior to the Executive’s date of termination, to the extent not already paid (the sum of such payments hereinafter referred to as the “Accrued Obligations”). Any additional severance benefit is solely at the discretion of the Company. A termination is deemed to be “in Connection with a Change in Control” if it occurs on or within two years after the date of a Change in Control or, in the case of involuntary termination without Cause, within six months prior to a Change in Control and in anticipation of the Change in Control.

A “Change in Control” means:

•                  the acquisition in one or more integrated transactions by any individual, entity or group of beneficial ownership of more than 30% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

•                  certain changes in a majority of the Board and

•                  consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets in each case, subject to certain exceptions set forth in the Employment Agreements.

Termination for Good Reason or Without Cause in Connection with a Change in Control

If an NEO’s employment with the Company is terminated by the NEO for “Good Reason” (as defined below) in Connection with a Change in Control or by the Company without Cause in Connection with a Change in Control, the Company is obligated to:

(a)         pay to the NEO any Accrued Obligations to the extent not already paid;

(b)        pay to the NEO a cash severance benefit equal to two times (three times solely in the case of Mr. Lampropoulos) the sum of (i) the NEO’s annual base salary then in effect, and (ii) the NEO’s average annual bonus for the last three full fiscal years ending prior to the Change in Control;

(c)         continue to provide group health benefits to the NEO and/or NEO’s eligible spouse and dependent children for two years (three years solely in the case of Mr. Lampropoulos) after the date of the NEO’s termination;

(d)        provide the NEO with certain outplacement services at our expense; and

(e)         pay or provide to the NEO certain other accrued benefits to the extent not already paid or provided.

For purposes of the Employment Agreements, “Cause” means:

•                  the willful and continued failure of an NEO to perform his or her duties after a written demand for substantial performance specifically identifying the deficiencies in the Executive’s performance has been delivered to the NEO by the Board or, in the case of all NEOs other than the CEO, by the CEO;

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EXECUTIVE COMPENSATION TABLES

•                  the willful engaging by an NEO in illegal conduct, intentional misconduct or gross negligence which materially and demonstrably injures the Company; or

•                  violation of written Company policies prohibiting workplace discrimination, sexual harassment, and alcohol or substance abuse.

For purposes of the Employment Agreements, “Good Reason” means:

•                  our assignment to the NEO, upon or within two years after a Change in Control, of any duties inconsistent with or that diminishes the NEO’s duties, authority or responsibilities under the terms of the NEO’s Employment Agreement;

•                  our failure to comply with certain compensation provisions in the Employment Agreements;

•                  requiring the NEO to relocate to another office or location upon or within two years of a Change in Control; or

•                  our failure to require any successor entity to comply with the terms of a respective Employment Agreement.

Termination for Cause or Without Good Reason Following a Change in Control

If the Company terminates an NEO’s employment for Cause on or after the date of a Change in Control, the Company must pay to the NEO his or her annual base salary and accrued vacation and must continue to pay and/or provide certain other welfare benefits to the extent not already provided and/or unpaid. If an NEO voluntarily terminates his or her employment without Good Reason upon or following a Change in Control, the Company is obligated to pay the NEO for Accrued Obligations and to provide certain other accrued benefits to the extent not already paid and/or provided.

Termination upon Death or Disability

Upon an NEO’s death or disability other than in Connection with a Change in Control, the Company is obligated to pay the NEO (or the NEO’s estate) an amount equal to Accrued Obligations plus any additional discretionary severance benefits approved by the Compensation Committee. If an NEO’s employment is terminated after the date of a Change in Control by reason of the NEO’s death, the Company must also continue to provide certain welfare benefits to the NEOs family for a stated period. If an NEO’s employment is terminated after the date of a Change in Control by reason of the NEO’s disability, the Company must also continue to provide certain welfare benefits.

Accelerated Stock Option Vesting Upon a Change in Control

Under our 2006 Incentive Plan, all otherwise unvested stock options held by NEOs become fully vested upon a “change in control” as defined below, without regard to whether the NEO terminates employment.

Our 2006 Incentive Plan defines a “Change in Control” as:

•                  certain changes in the majority of the Board within a 24-month period;

•                  the acquisition by any person of 50% or more of the Common Stock or other voting securities;

•                  consummation of a merger or reorganization of the Company in which neither the Company nor another entity controlled by our shareholders is the surviving entity;

•                  a sale or other disposition of all or substantially all of our assets to another entity that is not controlled by our shareholders; or

•                  shareholder approval of a liquidation of the Company.

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EXECUTIVE COMPENSATION TABLES

Amounts Payable upon a Change in Control without Termination of Employment

The following table shows for each NEO the intrinsic value of his or her otherwise unvested stock options on December 31, 2017 that would have vested had a “Change in Control” within the meaning of the Employment Agreements occurred on that date, calculated by multiplying the number of underlying shares by the closing price of Common Stock on the last trading day of 2017 and by then subtracting the applicable option exercise price:

NAMED EXECUTIVE OFFICER	INTRINSIC VALUE OF STOCK OPTIONS ($)
Fred P. Lampropoulos	5,486,700
Bernard J. Birkett	1,806,510
Ronald A. Frost	1,867,080
Joseph C. Wright	1,336,500
Brian G. Lloyd	1,219,600

The Employment Agreements do not provide for any additional payments to the NEOs merely upon a Change in Control (i.e., absent a termination of employment of the NEOs).

Amounts Payable upon Termination of Employment

Termination without Cause or For Good Reason In Connection with a Change in Control.

The following table shows the amounts that would be payable to each NEO if the Company had undergone a Change in Control within the meaning of the Employment Agreements and the NEO’s employment with the Company terminated voluntarily for Good Reason or involuntarily without Cause, in each case, on December 31, 2017.

Amounts shown in the table do not reflect any accrued vacation and distributions from our 401(k) Plan that are payable to all salaried employees upon termination of employment:

NAMED EXECUTIVE OFFICER	SALARY AND BONUS CONTINUATION	STOCK OPTION VESTING ACCELERATION	HEALTH PLAN COVERAGE CONTINUATION	DEFERRED COMPENSATION PLAN	TOTAL
	($)	($) (1)	($) (2)	($) (3)	($)
Fred P. Lampropoulos	5,550,000	5,486,700	42,842	—	11,079,542
Bernard J. Birkett	1,086,667	1,806,510	27,598	—	2,920,775
Ronald A. Frost	872,000	1,867,080	27,598	489,078	3,255,756
Joseph C. Wright	1,258,145	1,336,500	27,598	1,334,731	3,956,974
Brian G. Lloyd	1,234,667	1,219,600	27,598	—	2,481,865

(1)         Stock Option Vesting Acceleration amounts represent the intrinsic value of the otherwise unvested stock options held by NEOs on December 31, 2017 calculated by multiplying the number of shares underlying such options by the closing price of Company shares on December 29, 2017, the last trading day of 2017 ($43.20 per share), and by then subtracting the applicable exercise price.

(2)         Health Plan Coverage Continuation amounts represent the estimated future cost of providing continuing Company-paid coverage under our group health, disability and life insurance plans for the applicable severance period. The estimated amounts are based upon December 31, 2017 actual premium rates, plus a 10% assumed rate of annual premium cost increases.

(3)         Deferred Compensation Plan amounts represent the account balance in each NEO’s Deferred Compensation Plan account as of December 31, 2017.

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EXECUTIVE COMPENSATION TABLES

Termination without Cause or For Good Reason (Other Than in Connection with a Change in Control).

The following table shows the amounts that would be payable to each NEO if the NEO’s employment had terminated voluntarily for good reason or involuntarily without Cause, other than in connection with a Change in Control, on December 31, 2017 and we had exercised our discretion to pay severance equal to one year’s salary and the annual bonus earned in 2017.

The following amounts are in addition to accrued vacation and distributions from our 401(k) Plan that are payable to all salaried employees upon termination of employment:

NAMED EXECUTIVE OFFICER	DISCRETIONARY SEVERANCE ($) (1)	HEALTH PLAN COVERAGE CONTINUATION ($)	DEFERRED COMPENSATION PLAN ($) (2)	TOTAL ($)

Fred P. Lampropoulos	2,700,000	—	—	2,700,000
Bernard J. Birkett	700,000	—	—	700,000
Ronald A. Frost	600,000	—	489,078	1,089,078
Joseph C. Wright	725,000	—	1,334,731	2,059,731
Brian G. Lloyd	802,000	—	—	802,000

(1)         Assumes the Company exercised its discretion to pay severance equal to one year’s salary and the 2017 earned bonus.

(2)         Deferred Compensation Plan amounts represent the account balance in the NEO’s Deferred Compensation Plan account as of December 31, 2017.

Termination on Account of Death, Disability, Involuntary Termination for Cause or Voluntary Resignation without Good Reason.

If, on December 31, 2017, a NEO had died, his employment had been terminated on account of disability, his employment had been terminated for Cause, or he had voluntarily resigned without Good Reason, whether or not in connection with a Change in Control, he would have been entitled to receive only:

(a)         his accrued salary and bonus earned through December 31, 2017;

(b)        accrued but unpaid vacation pay through December 31, 2017;

(c)         distribution of his vested account balance from our 401(k) Plan;

(d)        the payment of insured benefits, if applicable, under our broad-based long-term disability insurance or group term life insurance plans; and

(e)         distribution of his Deferred Compensation Plan account balance.

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EXECUTIVE COMPENSATION TABLES

CEO PAY RATIO

The following pay ratio and supporting information compares (x) the annual total compensation of our median employee identified by taking into account all of our employees other than our CEO, (including full-time, part-time and employees on leave) and annualizing permanent employees (full-time and part-time) that did not work a full year, (excluding employees on leave under the Family and Medical Leave Act of 1993, employees called for active military duty, and employees who took an unpaid leave of absence during the period for another reason) (the Median Employee) against (y) the annual total compensation of our CEO (as reported in our Summary Compensation Table), as required by Section 953(b) of the Dodd-Frank Act.

As illustrated in the table below, our 2017 CEO pay ratio was 142 to 1.00.

COMPENSATION ($)
Fred P. Lampropoulos (1)	4,310,795
Median Employee (2)	30,364

(1)         Amount represents taxable compensation paid to Mr. Lampropoulos during 2017, plus the fair market value of equity awards granted to Mr. Lampropoulos during 2017. For additional information, see our Summary Compensation Table beginning on page 44.

(2)         Amount represents taxable compensation paid to the Median Employee during 2017.

In calculating our 2017 CEO pay ratio, we calculated the annual total compensation (annual taxable compensation) for all employees of the company (other than the CEO) for the year ended December 31, 2017. We believe that annual total compensation is a consistently applied compensation measure and appropriate for determining the median-paid employee.

We used actual annual total compensation (converted, where applicable, to U.S. dollars based on an average annual exchange rate for the year ended December 31, 2017), and did not make any assumptions or adjustments to the amounts determined.

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Audit Matters

AUDIT COMMITTEE REPORT

The Audit Committee provides oversight of our accounting and financial reporting processes, systems of internal accounting and financial controls and the audits of our financial statements. The Audit Committee reviewed with our independent registered public accounting firm and management the financial information included in our audited financial statements. All members of the Audit Committee are “independent,” as defined in the Marketplace Rules of NASDAQ.

Management is responsible for our internal controls and financial reporting process. Our independent registered public accounting firm is responsible for performing an audit of our financial statements in accordance with generally accepted auditing standards in the United States of America and for expressing an opinion on those financial statements based on its audit. The Audit Committee reviews these processes on behalf of the Board. The Audit Committee has reviewed and discussed with our management and our independent registered public accounting firm the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2017. The Audit Committee has also reviewed and discussed management’s assessment of the effectiveness of our internal control over financial reporting, and the opinion of our independent registered public accounting firm on the effectiveness of our internal control over financial reporting.

The Audit Committee also has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm its independence. The Audit Committee has also considered whether the provision of the non-audit services described herein under the caption “Proposal No. 5 - Ratification of Appointment of Independent Registered Public Accounting Firm” is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC.

AUDIT COMMITTEE

Nolan E. Karras (Chair)
Franklin J. Miller, M.D.
Thomas J. Gunderson

PROPOSAL NO. 5 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to shareholder ratification, the Audit Committee has recommended, and the Board has appointed, the firm of Deloitte & Touche LLP, (Deloitte) independent registered public accountants, to audit the financial statements of the Company for the year ending December 31, 2018.

Board Recommendation

The Board unanimously recommends a vote FOR this proposal

Deloitte has acted as the independent public accounting firm for the Company since 1988. The Board anticipates that representatives of Deloitte will be present at the Annual Meeting, will have an opportunity to make a statement if they so

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AUDIT MATTERS

desire, and will be available to respond to appropriate questions.

Fees Paid to Our Independent Certified Public Accounting Firm

The following table presents aggregate fees for audits of our consolidated financial statements and fees billed or other services rendered by Deloitte for the years ended December 31, 2017 and 2016.

	2017 ($)	2016 ($)
Audit Fees (1)	993,286	835,920
Audit-Related Fees (2)	81,083	27,527
Tax Fees (3)	313,513	326,041
All Other Fees (4)	151,443	131,000
Total	1,539,325	1,320,488

(1)         Audit Fees: The aggregate fees billed by Deloitte, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Firms”) for professional services rendered for the audits and reviews of our financial statements filed with the SEC on Forms 10-K, 10-Q, 8-K and S-3. Audit fees for 2017 and 2016 also include fees for the audit of management’s assessment of the effectiveness of internal control over financial reporting and the audit of the effectiveness of our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)         Audit-Related Fees: The aggregate fees billed by the Deloitte Firms for all audit-related services, including an audit of our employee benefit plan and service related to our public offering of Common Stock.

(3)         Tax Fees: The aggregate fees billed by the Deloitte Firms for tax compliance, tax advice and tax planning.

(4)         All Other Fees: The aggregate fees billed by the Deloitte Firms related to due diligence services rendered during 2017 and 2016, respectively.

Pre-Approval Policies and Procedures

The Audit Committee ensures that the Company engages its independent registered public accounting firm to provide only audit and non-audit services that are compatible with maintaining the independence of its public accountants. The Audit Committee approves or pre-approves all services provided by our public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. Restricted services are those services that may not be provided by our external public accountants, whether identified in statute or determined in our opinion to be incompatible with the role of an independent auditor. All fees identified in the preceding table were approved by the Audit Committee. During 2017, the Audit Committee reviewed all non-audit services provided by our independent registered public accounting firm and concluded that the provision of such non-audit services was compatible with maintaining the independence of the external public accountants.

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Stock Ownership and Trading

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information as of March 28, 2018, with respect to the beneficial ownership of shares of Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, by each director, by each director nominee, by each NEO and by all directors and executive officers as a group.

For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 50,325,883 shares of Common Stock outstanding as of March 28, 2018, plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 28, 2018.

Unless otherwise noted, each person named has sole voting and investment power with respect to the shares indicated.

PRINCIPAL SHAREHOLDERS	NUMBER OF SHARES	PERCENTAGE OF OUTSTANDING COMMON STOCK
Blackrock, Inc. (1)	6,197,350	12.3%
The Vanguard Group, Inc. (1)	4,527,791	9.0%

Officers, Directors and Nominees
Fred P. Lampropoulos (2) (3)	1,417,015	2.80%
Kent W. Stanger (2) (3)	549,757	1.09%
Michael E. Stillabower, M.D. (3)	145,668	*
Franklin J. Miller, M.D. (3)	129,437	*
Nolan E. Karras (3)	77,000	*
Ronald A. Frost	69,198	*
Joseph C. Wright (3)	62,000	*
Bernard J. Birkett (2) 3)	52,075	*
A. Scott Anderson (3)	30,400	*
Brian G. Lloyd (2) (3)	20,059	*
F. Ann Millner, Ed.D.	13,644	*
David M. Liu, M.D.	9,200	*
Thomas J. Gunderson (3)	5,000	*
Total Officers, Directors and Nominees	2,640,453	5.16%

* Represents a holding of less than 1.0%

(1)         Based upon the most recent Schedules 13G available on the SEC’s website as of March 28, 2018. Number of shares listed represents aggregate amount of shares of Common Stock beneficially owned by each reporting person as indicated in the applicable Schedule 13G report.

(2)         The computations above include the following share amounts that are held in our 401(k) Plan on behalf of participants as of March 28, 2018:

•                  Mr. Lampropoulos, 94,239 shares

•                  Mr. Stanger, 42,228 shares

•                  Mr. Frost, 16,198 shares

•                  All executive officers and directors as a group, 152,665 shares.

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STOCK OWNERSHIP AND TRADING

(3)         The computations above include the following share amounts that are subject to options exercisable within 60 days after March 28, 2018, none of which had been exercised as of such date:

•	Mr. Lampropoulos, 240,000 shares	•	Mr. Birkett, 51,000 shares
•	Mr. Stanger, 62,750 shares	•	Mr. Anderson, 24,000 shares
•	Dr. Stillabower, 110,000 shares	•	Mr. Lloyd, 20,000 shares
•	Dr. Miller, 100,000 shares	•	Dr. Millner, 10,000 shares
•	Mr. Karras, 53,000 shares	•	Dr. Liu, 9,200 shares
•	Mr. Frost, 53,000 shares	•	Mr. Gunderson, 5,000 shares
•	Mr. Wright, 62,000 shares	•	All executive officers and directors as a group, 876,950 shares

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who beneficially own more than ten percent of the Common Stock must file with the Securities and Exchange Commission (Commission) initial reports of ownership and reports of changes in beneficial ownership of the Common Stock and other securities that are derivative of the Common Stock.

Executive officers, directors and ten percent or greater shareholders are required by Commission regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of the copies of those forms and written representations from our executive officers and directors, we believe that all Section 16(a) reports required to be filed by our officers and directors during the year ended December 31, 2017 were filed timely.

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Other Proxy Information

INFORMATION ABOUT THE ANNUAL MEETING

AND VOTING

On behalf of the Company, the Board is soliciting your proxy to vote at our 2018 Annual Meeting of Shareholders (or at any adjournment of the meeting) (the Annual Meeting). This Proxy Statement includes information you need to know to vote at the Annual Meeting.

Date, Time and Place of the Annual Meeting

Date:                 May 24, 2018

Time:             3:00 p.m. (local time)

Place:          Merit Medical Headquarters

1600 West Merit Parkway

South Jordan, UT 84095

This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed or made available to our shareholders on or about April 13, 2018.

We will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials, as well as the expense of making this Proxy Statement and accompanying materials available on the Internet (although shareholders must bear any costs associated with their

Internet access). In addition to the solicitation of proxies by use of the mail and the Internet, our directors, officers, and employees, without receiving additional compensation, may solicit proxies personally or by telephone, electronic mail or facsimile. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of Common Stock held by those persons, and we will reimburse those brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

The Board has fixed the close of business on March 28, 2018 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the Record Date). As of the Record Date, there were issued and outstanding 50,325,883 shares of Common Stock. The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting.

Method for Electronic Viewing and Printing of the Proxy Materials

The Record Date for the Annual Meeting is March 28, 2018. Shareholders of record on the Record Date will be entitled to notice and to vote, in person or by proxy, at the Annual Meeting and any adjournments or postponements thereof.

SEC rules allow companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to most of its shareholders a Notice of Internet Availability of Proxy Materials (the Notice) instead of a paper copy of this Proxy Statement and our 2017 Annual Report to Shareholders. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, the 2017 Annual Report to Shareholders and a form of proxy card or voting instruction card. All shareholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe this process will allow us to provide shareholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

All shareholders may choose to access our proxy materials on the website (www.proxyvote.com) or may request to receive a printed set of our proxy materials. This Proxy Statement contains information regarding the proposals to be considered at the Annual Meeting, and shareholders are encouraged to read it in its entirety.

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OTHER PROXY INFORMATION

Proxies

Shares of Common Stock that are entitled to be voted at the Annual Meeting and are represented by properly executed proxies will be voted in accordance with the instructions on those proxies.

If no instructions are indicated, shares on a properly executed proxy will be voted:

•                  FOR the election of each of the three director nominees identified in this Proxy Statement;

•                  FOR the amendment to increase the maximum Board size (from 9 to 11);

•                  FOR the non-binding resolution to approve the compensation of our named executive officers;

•                  FOR approval of our new 2018 Incentive Plan; and

•                  FOR the ratification of the appointment of Deloitte to serve as our independent registered public accounting firm for the year ending December 31, 2018.

In respect of any other matters that may properly come before the Annual Meeting, shares represented by properly executed proxies may be voted at the discretion of the proxy holder. The Board is not currently aware of any other matters to be presented at the Annual Meeting.

Revocation of Proxies

A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with Brian G. Lloyd, our Corporate Secretary, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting. In order to revoke a proxy executed with respect to shares held in street name, the shareholder must contact the appropriate broker or nominee.

Broker Non-Votes

Shares of Common Stock that are held in “street name,” which means shares of Common Stock held of record by a trustee or in an account at a brokerage firm, bank, dealer, or other similar organization (collectively, brokerage firms), may be voted, even if the beneficial holder does not provide the brokerage firm with voting instructions. Brokerage firms have the authority under applicable securities rules to cast votes on certain “routine” matters, even if they do not receive instructions from their customers. However, the ratification of our independent registered accounting firm is considered the only routine matter for which brokerage firms may vote un-instructed shares. The election of directors, the amendment to increase the maximum Board size, the advisory vote to approve named executive officer compensation, and the approval of our 2018 Incentive Plan are not considered routine matters under current securities rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

As all of the proposals described in this Proxy Statement, other than the proposal to ratify our independent registered accounting firm, are considered to be non-routine matters, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

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OTHER PROXY INFORMATION

Vote Required

A majority of the issued and outstanding shares of Common Stock entitled to vote, properly represented in person or by proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Utah Revised Business Corporation Act, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal.

Holders of shares of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record on the Record Date. The vote required for each of the proposals described in this Proxy Statement is as follows:

PROPOSAL 1: In the election of directors, shareholders will not be allowed to cumulate their votes. Each director-nominee who receives a majority of the votes cast with respect to his or her election will be elected as a director of the Company.

PROPOSAL 2: The proposal to amend our Articles to increase our maximum board size from nine to 11 directors requires a vote in favor from holders of at least two-thirds of our outstanding shares of Common Stock.

PROPOSAL 3: The advisory vote on executive compensation is non-binding. Nevertheless, we will record the number of votes cast in favor of and against the proposal and will report the voting results.

PROPOSAL 4: Approval of the proposal to adopt the 2018 Incentive Plan requires that the votes cast in favor of the proposal must exceed the votes cast against the proposal.

PROPOSAL 5: The proposal to ratify the appointment of Deloitte to serve as our independent registered public accounting firm for the year ending December 31, 2018 requires that the votes cast in favor of the proposal must exceed the votes cast against the proposal.

Abstentions and broker non-votes will not affect the outcome of the first, third and fourth proposals. However, because the second proposal requires the affirmative approval of holders of at least two-thirds of our outstanding shares of common stock, abstentions and broker non-votes will be effectively act as votes against that proposal and will affect the outcome of that proposal. Finally, abstentions will not affect the outcome of the fifth proposal, but because that proposal is considered a routine matter, brokerage firms may vote un-instructed shares for or against the proposal.

No Dissenters’ Rights of Appraisal There are no rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

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OTHER PROXY INFORMATION

Methods of Voting

The method of voting by proxy differs for shares registered directly in a shareholder’s name, considered the shareholder of record, and shares held in “street name,” which means shares held of record by a trustee or in an account at a brokerage firm, bank, dealer, or other similar organization.

Holders of Record

If the shareholder holds shares as a record holder, the shareholder may vote the shares by proxy on www.proxyvote.com, by means of the telephone (at 1-800-690-6903), by mail (by requesting a printed copy of this Proxy Statement and then voting by mail), or by attending the Annual Meeting and voting in person. Each method is discussed further below:

•                  Voting by Mail. If a shareholder chooses to vote by mail, simply mark the Proxy and complete, sign, date and mail it in the postage-paid envelope provided. The Proxy must be completed, signed and dated by the shareholder or the shareholder’s authorized representative.

•                  Voting by Telephone. Shareholders of record can vote by phone by following the instructions on the Proxy or by calling toll-free at 1-800-690-6903. Voice prompts will instruct shareholders to vote their shares and confirm that their vote has been properly recorded.

•                  Voting over the Internet. Registered shareholders can vote on the Internet by accessing the Internet at www.proxyvote.com. As with telephone voting, shareholders can confirm that their votes have been properly recorded. We provide Internet proxy voting to allow shareholders to vote their shares online, with procedures designed to ensure the authenticity and correctness of proxy vote instructions. However, please be aware that shareholders must bear any costs associated with their Internet access, such as usage charges from Internet access providers and telephone companies.

•                  Voting in Person at the Annual Meeting. If a shareholder plans to attend the Annual Meeting and vote in person, we will provide a ballot at the

Annual Meeting. Shareholders of record have the right to vote in person at the Annual Meeting.

If a shareholder requests a printed copy of this Proxy Statement, a proxy card (the Proxy) will also be mailed to the shareholder. If a shareholder votes his, her or its proxy by telephone, the Internet or by returning the Proxy to us before the Annual Meeting, the individuals designated in the Proxy will vote as the Proxy directs. If a shareholder votes by telephone or over the Internet, the shareholder does not need to return the Proxy.

Telephone and Internet voting facilities for shareholders will be available 24 hours a day, and will close at 11:59 p.m., Eastern Time, on May 23, 2018.

Holders in “Street Name”

If a shareholder holds shares of our common stock in “street name,” the shareholder must either instruct his, her or its broker or nominee as to how to vote such shares or obtain a proxy card, executed by the broker or nominee, to be able to vote at the Annual Meeting.

Shareholders who hold shares in street name can generally vote by telephone when they receive their materials by mail from his, her or its broker or nominee using the toll-free phone number located on the Proxy.

A large number of banks and brokerage firms are participating in the Broadridge Investor Communications Solutions, Inc. (Broadridge) online program. This program provides eligible shareholders the opportunity to vote via the internet or by telephone. If a shareholder’s bank or brokerage firm is participating in Broadridge’s program, the voting form will provide instructions.

If a shareholder holds shares in “street name” and the shareholder wishes to vote at the Annual Meeting, the shareholder will need to bring to the Annual Meeting a legal proxy from the broker or other nominee authorizing the shareholder to vote those shares.

Shareholders receiving multiple Notices, or whose shares are registered in more than one name or are registered in different accounts, should follow the voting instructions on each Notice to ensure that all of their shares are voted.

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OTHER PROXY INFORMATION

Additional Information and Additional Copies of Proxy Materials

We will provide without charge to any person from whom a proxy is solicited by the Board, upon the written request of that person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested).

We will generally deliver one copy of this Proxy Statement to each address where multiple record holders of our Common Stock reside, unless we have received instructions to the contrary. We will promptly deliver another copy of this Proxy Statement to any holder of its Common Stock living at a shared address where we have delivered only one Proxy Statement.

Written requests for additional information or additional Proxy Statements should be directed to:

Merit Medical Systems, Inc. Attn: Brian G. Lloyd 1600 West Merit Parkway South Jordan, Utah 84095

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no matters to be presented for action at the Annual Meeting other than those matters described in the preceding pages. If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on that business in accordance with their best judgment.

SHAREHOLDER PROPOSALS

FOR ANNUAL MEETING 2019

If any shareholder intends to present a proposal to be considered for inclusion in our proxy materials in connection with our 2019 Annual Meeting of Shareholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 - Shareholder Proposals) and received by our Corporate Secretary no later than December 14, 2018. Nominations of persons for election as directors must be made consistent with the provisions of our Second Amended and Restated Bylaws, including the requirement that the shareholder provide timely notice of the nomination in proper written form to our Corporate Secretary.

In accordance with the procedures set forth in our Second Amended and Restated Bylaws, shareholders who wish to submit a proposal for consideration at our

2019 Annual Meeting of Shareholders, including a nomination for director, but who do not wish to submit a proposal for inclusion in our proxy statement, must deliver notice of the proposal to our Corporate Secretary at our principal executive offices no earlier than December 25, 2018 and no later than January 24, 2019. Such proposals must contain all information required by our Second Amended and Restated Bylaws. If the month and day of the next annual meeting is advanced or delayed by more than 30 calendar days from the month and day of the annual meeting to which this Proxy Statement relates, we will inform our shareholders of the change in a timely manner, as well as any change in the date by which proposals of shareholders must be received.

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OTHER PROXY INFORMATION

NON-GAAP FINANCIAL MEASURES

Although our financial statements are prepared in accordance with accounting principles generally accepted in the U.S. (GAAP) and the majority of the financial measures described in this Proxy Statement and our Annual Report for the year ended December 31, 2017 are calculated in accordance with GAAP, the Board and Compensation Committee use certain non-GAAP financial measures referred to in this Proxy Statement in order to assess year-over-year performance. We believe that such non-GAAP financial measures provide investors with useful information regarding the underlying business trends and performance of our ongoing operations and can be useful for period-over-period comparisons of such operations. Non-GAAP financial measures referred to in this Proxy Statement include:

•                  non-GAAP gross margin; and

•                  non-GAAP earnings per share.

NON-GAAP GROSS MARGIN

Non-GAAP gross margin is calculated by reducing GAAP cost of sales by amounts recorded for amortization of intangible assets, inventory mark-up related to acquisitions and severance.

Our management team uses these and other non-GAAP financial measures to evaluate our profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of its operating segments, and to measure and allocate financial resources internally. Our Board and Compensation Committee use these non-GAAP financial measures to assess the performance of certain of our NEOs. Neither our management nor our Board and Compensation Committee consider any such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP.

NON-GAAP EARNINGS PER SHARE Non-GAAP earnings per share is defined as non-GAAP net income divided by the diluted shares outstanding for the corresponding period.

You should consider non-GAAP measures used in this Proxy Statement in addition to, not as a substitute for, financial reporting measures prepared in accordance with GAAP. These non-GAAP financial measures generally exclude some, but not all, items that may affect our financial results. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. We believe it is useful to exclude such items in the calculation of non-GAAP earnings per share and non-GAAP gross margin (in each case, as further illustrated in the reconciliation table below) because such amounts in any specific period may not directly correlate to the underlying performance of our business operations and can vary significantly between periods as a result of factors such as new acquisitions, non-cash expenses related to amortization of previously acquired tangible and intangible assets, unusual compensation expenses or expenses resulting from litigation, governmental proceedings or changes in tax regulations. We may incur similar types of expenses in the future, and the non-GAAP information included in this Proxy Statement should not be viewed as a statement or indication that these types of expenses will not recur. Additionally, the non-GAAP financial measures used in this Proxy Statement may not be comparable with similarly titled measures of other companies. We urge readers to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business or results of operations.

Tables reconciling our 2017 non-GAAP gross margin and non-GAAP earnings per share to equivalent GAAP measures are included below:

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OTHER PROXY INFORMATION

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended, December 31, 2017
	Pre-Tax	Tax Impact (a)	After-Tax		Per Share Impact
GAAP net income	$11,280	$(4,474)	$6,80	6	$0.13

Non-GAAP adjustments:
Cost of Sales
Amortization of intangibles	5,490	(1,848)	3,642		0.07
Inventory mark-up related to acquisitions	279	(39)	240		—
Operating Expenses
Severance	446	(171)	275		0.01
Acquisition-related (b)	1,593	(532)	1,061		0.02
Fair value adjustment to contingent consideration (c)	(338)	131	(207)		—
Long-term asset impairment charge (d)	93	(36)	57		—
Intangible asset impairment charge (e)	809	—	809		0.02
Amortization of intangibles	1,908	(703)	1,205		0.02
Special legal expense (f)	2,001	(779)	1,222		0.02
Other (Income) Expense
Gain on bargain purchase (g)	(243)	—	(243)		—
Amortization of long-term debt issuance costs	171	(67)	104		—
Tax expense related to tax reform (h)	—	1,855	1,855		0.04

Non-GAAP net income	$23,489	$(6,663)	$16,82	6	$0.33

Diluted shares					51,722

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OTHER PROXY INFORMATION

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(UNAUDITED, IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended, December 31, 2017
	Pre-Tax	Tax Impact (a)	After-Tax	Per Share Impact
GAAP net income	$35,881	$(8,358)	$27,523	$0.55

Non-GAAP adjustments:
Cost of Sales
Amortization of intangibles	20,705	(7,550)	13,155	0.26
Inventory mark-up related to acquisitions	3,400	(1,253)	2,147	0.04
Operating expenses
Severance	2,185	(847)	1,338	0.03
Acquisition-related (b)	6,648	(2,048)	4,600	0.09
Fair value adjustment to contingent consideration (c)	(298)	116	(182)	—
Long-term asset impairment charge (d)	179	(70)	109	—
Acquired in-process research and development	12,136	(97)	12,039	0.24
Intangible asset impairment charge (e)	809	—	809	0.02
Amortization of intangibles	6,111	(2,324)	3,787	0.07
Special legal expense (f)	12,616	(4,908)	7,708	0.15
Other (Income) Expense
Gain on bargain purchase (g)	(11,039)	—	(11,039)	(0.22)
Amortization of long-term debt issuance costs	685	(267)	418	0.01
Tax expense related to tax reform (h)	—	1,855	1,855	0.04

Non-GAAP net income	$90,018	$(25,751)	$64,267	$1.28

Diluted shares				50,101

a.             Reflects the tax effect associated with pre-tax income and the non-GAAP adjustments

b.            Represents costs related to acquisitions

c.             Represents changes in the fair value of contingent consideration liabilities and contingent receivables as a result of acquisitions

d.            Represents abandoned patents

e.             Represents impairment charges of certain intangible assets

f.               Costs incurred in responding to an inquiry from the U.S. Department of Justice

g.            Represents the gain on bargain purchase realized from the acquisition of the critical care division of Argon Medical Devices, Inc.

h.             Tax expense recorded as our estimated one-time net income tax charge resulting from the enactment of the Tax Cuts and Jobs Act

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OTHER PROXY INFORMATION

RECONCILIATION OF REPORTED GROSS MARGIN TO NON-GAAP GROSS MARGIN (NON-GAAP) (UNAUDITED, AS A PERCENTAGE OF REPORTED REVENUE)
Twelve months ended December 31, 2017

Reported Gross Margin	44.8%

Add back impact of:
Amortization of intangibles	2.8%

Inventory mark-up related to acquisitions	0.5%
Severance	—%

Non-GAAP Gross Margin	48.1%

Exhibits

EXHIBIT 1           Second Amended and Restated Articles of Incorporation of Merit Medical Systems, Inc.

EXHIBIT 2           Merit Medical Systems, Inc. 2018 Long-Term Incentive Plan

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Exhibit 1

OTHER PROXY INFORMATION – EXHIBIT 1

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

MERIT MEDICAL SYSTEMS, INC.

May ____, 2018

In accordance with the provisions of the Utah Revised Business Corporations Act (the “Act”), Merit Medical Systems, Inc., a Utah corporation (the “Corporation”), hereby declares and certifies as follows:

First: The name of the corporation is Merit Medical Systems, Inc.

Second: The original Articles of Incorporation of the Corporation (the “Original Articles”) were executed on July 27, 1987 and filed with the Utah Division of Corporations on July 28, 1987. The Original Articles were amended on May 13, 1993, June 6, 1996, June 12, 1997, August 27, 1997, May 22, 2003, and May 23, 2008. The Original Articles, as amended, were amended and restated on February 28, 2017 (the “First Amended & Restated Articles”) and these Second Amended and Restated Articles of Incorporation of the Company (the “Second Amended & Restated Articles”) have been adopted to reflect the further amendments discussed in the third certification below. The text of the Second Amended & Restated Articles is as follows:

* * * * *

ARTICLE I

NAME

The name of the corporation is Merit Medical Systems, Inc.

ARTICLE II

DURATION

The period of its duration is perpetual.

ARTICLE III

PURPOSES

The purpose or purposes for which the corporation is organized are:

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OTHER PROXY INFORMATION – EXHIBIT 1

A.         To engage in the business of developing medical devices and equipment for research and commercial use; and to engage in such other activities as are incidental to or connected with the operation of such business;

B.         To borrow money and contract debts, when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges, or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge, or otherwise or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful objects;

C.         To conduct business, have one or more offices, and hold, purchase, sell or otherwise dispose of, mortgage, or convey real and personal property in this state, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries;

D.         To do all and everything necessary and proper for the accomplishment of the objects enumerated in these Articles of Incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in these Articles of Incorporation or any amendment thereof.

ARTICLE IV

AUTHORIZED SHARES

The total number of shares of capital stock which the corporation shall have the authority to issue is one hundred five million (105,000,000), of which five million (5,000,000) shall be shares of preferred stock, no par value (hereinafter called “Preferred Stock”), and one hundred million (l00,000,000) shall be shares of common stock, no par value (hereinafter called “Common Stock”)

The designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each class of stock, and the express grant of authority to the board of directors to amend these Articles of Incorporation to fix the designation, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of each share of Preferred Stock which are not fixed by these Articles of Incorporation, are as follows:

A.                                   PREFERRED STOCK

1.         Number; Series. The Preferred Stock may be issued in one or more series, from time to time, with each such series to have such designation, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated and expressed in an amendment to these Articles of Incorporation providing for the issue of such series. The board of directors of the corporation is hereby expressly vested with authority to amend the Articles of Incorporation, without shareholder action or approval, to: (a) create one or more series of Preferred Stock, fix the number of shares of each such series (within the total number of authorized shares of Preferred Stock available for designation as a part of such series), and designate and determine, in whole or part, the preferences, limitations, and relative rights of each series of Preferred Stock; (b) alter or revoke the preferences, limitations and relative rights granted to or imposed upon any wholly unissued series of Preferred Stock; or (c) increase or decrease the number of shares constituting any series of Preferred Stock (the number of shares of which was originally fixed by the board of directors) either before or after the issuance of shares of the series, provided that the number may not be decreased below the number of shares of such series then outstanding, or increased above the total number of authorized shares of the Preferred Stock available for designation as a part of such series. Without limiting the foregoing, the authority

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OTHER PROXY INFORMATION – EXHIBIT 1

of the board of directors with respect to each such series shall include, but not be limited to, the determination or fixing of the following:

(i)         The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the board of directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the board of directors;

(ii)         The dividend rate of such series, the conditions and times upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or series thereof, or on the other series of the same class, and whether dividends shall be cumulative or noncumulative;

(iii)        The conditions upon which the shares of such series shall be subject to redemption by the corporation and the times, prices and other terms and provisions upon which the shares of the series may be redeemed;

(iv)        Whether or not the shares of the series shall be subject to the operation of retirement or sinking fund provisions to be applied to the purchase or redemption of such shares and, if such retirement or sinking fund be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

(v)        Whether or not the shares of the series shall be convertible into or exchangeable for shares of any other class or classes, with or without par value, or of any other series of the same class and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vi)        Whether or not the shares of the series shall have voting rights, in addition to the voting rights provided by law, and, if so, subject to the limitations hereinafter set forth, the terms of such voting rights;

(vii)       The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or upon distribution of assets of the corporation;

(viii)      Any other powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of such series, as the board of directors may deem advisable.

2.         Dividends. The holders of the shares of Preferred Stock of each series shall be entitled to receive, when and as declared by the board of directors, out of the funds legally available for the payment of dividends, dividends at the rate fixed by the board of directors for such series for the current period and, if cumulative, for all prior periods for which such dividends are cumulative.

Whenever, at any time, dividends on the then outstanding Preferred Stock as may be required with respect to any series outstanding shall have been paid or declared and set apart for payment on the then outstanding Preferred Stock, and after complying with respect to any retirement or sinking fund or funds for all applicable series of Preferred Stock, the board of directors may, subject to the provisions of the resolution or resolutions creating the series of Preferred Stock, declare and pay dividends on the Common Stock as provided in paragraph B.l. of this Article IV, and the holders of shares of Preferred Stock shall not be entitled to share therein, except as otherwise provided in the amendment creating any series.

3.         Liquidation; Dissolution. The holders of the Preferred Stock of each series shall be entitled upon liquidation or dissolution of the corporation to such preferences as are provided in the

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OTHER PROXY INFORMATION – EXHIBIT 1

amendment creating such series of Preferred Stock, and no more, before any distribution of the assets of the corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share in all assets of the corporation remaining as provided in paragraph B.2. of this Article IV. If, upon such liquidation, dissolution or winding up, the assets of the corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed ratably among such holders in proportion to the respective total amounts which they shall be entitled to receive as provided in this paragraph 3.

4.         Voting. Except as otherwise provided by an amendment to the Articles of Incorporation creating any series of Preferred Stock or by the general corporation law of Utah, the

Common Stock issued and outstanding shall have and possess the exclusive power to vote for the election of directors and for all other purposes as provided in paragraph B.3. of this Article IV.

5.         Preemptive Rights. Except as may be provided in the amendment adopted by the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of the Preferred Stock of the corporation shall, as such holder, be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock, but all such additional shares of stock of any class, or bonds, debentures or other securities convertible into or exchangeable for stock, may be issued and disposed of by the board of directors on such terms and for such consideration, so far as may be permitted by law, and to such persons, as the board of directors in its absolute discretion may deem advisable.

B.                                   COMMON STOCK

1.         Dividends. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of the Articles of Incorporation, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of this corporation as may be declared thereon by the board of directors from time to time out of assets or funds of the corporation legally available therefor.

2.         Liquidation; Dissolution. In the event of any liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation and after payment or provision for payment to the holders of each series of Preferred Stock of all amounts required in accordance with paragraph A.3. of this Article IV, the remaining assets and funds of the corporation shall be divided among and paid to the holders of Common Stock.

3.         Voting.

(a)        At every meeting of the shareholders every holder of Common Stock shall be entitled to one vote in person or by proxy for each share of such Stock standing in his name on the stock transfer records of the corporation.

(b)        No shareholder shall have the right to cumulate votes in the election of directors.

4.         Preemptive Rights. No holder of shares of Common Stock of the corporation shall, as such holder, be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of bonds, debentures or other securities convertible into or exchangeable for stock, but all such additional shares of stock

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OTHER PROXY INFORMATION – EXHIBIT 1

of any class, or bonds, debentures or other securities convertible into or exchangeable for stock, may be issued and disposed of by the board of directors on such terms and for such consideration, so far as may be permitted by law, and to such persons, as the board of directors in its absolute discretion may deem advisable.

ARTICLE V

DIRECTORS

The board of directors shall consist of such number of members, which number shall not be less than three and not more than eleven as may be determined and established from time to time by the board of directors and shall be divided into three classes, as nearly equal in size as possible. No increase in the maximum number of members shall be made except upon the affirmative vote of not less than two-thirds of the outstanding capital stock of the corporation entitled to vote thereon.

Directors shall be elected for three-year terms or until such time as their successors shall be elected and qualified, with one class of directors to be elected each year.

Vacancies on the board of directors, whether the result of removal (with or without cause), death, resignation or otherwise, shall be filled by majority vote of the remaining members of the board of directors, regardless of whether such remaining members constitute a quorum.

The corporation shall nominate persons to serve as members of the board of directors upon the expiration of the term of each class of directors, which nominations shall be submitted to the shareholders at the annual meeting of shareholders for approval. Any nominations for election to the board of directors shall be received, with respect to any annual meeting of shareholders, not later than the date specified by the board of directors for submission of such nominations. Failure to submit timely nominations shall prevent consideration of the nominations at such annual shareholders’ meetings.

Directors of the corporation may be removed “for cause” only upon the affirmative vote of the holders of a majority of the outstanding capital stock entitled to vote thereon. A director may be removed for cause only after a finding that (i) the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion, with respect to the corporation and (ii) removal is in the best interests of the corporation. Directors of the corporation may be removed for any reason other than cause only upon the affirmative vote of the holders of not less than two-thirds of the outstanding capital stock of the corporation entitled to vote thereon.

ARTICLE VI

LIMITATION OF LIABILITY OF DIRECTORS

To the fullest extent permitted by the Utah Revised Business Corporation Act or any other applicable law as now in effect or as it may hereafter be amended, a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action, as a director.

Neither any amendment nor repeal of this Article VI, nor the adoption of any provision in these Articles of Incorporation inconsistent with this Article VI, shall eliminate or reduce the effect of this Article VI in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

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OTHER PROXY INFORMATION – EXHIBIT 1

ARTICLE VII

PRE-EMPTIVE RIGHTS; CUMULATIVE VOTING

A.         The corporation shall have the right to purchase its own shares to the extent of its unreserved and unrestricted earned surplus and also to the extent of its unreserved and unrestricted capital surplus.

B.         The Board of Directors of the corporation may designate such committee or committees as it determines in accordance with law to exercise such authority as the Board of Directors shall delegate in the resolution designating such committee or committees.

C.         The shareholders shall not have preemptive rights to acquire additional securities of the corporation; and there shall be no cumulative voting by shareholders at any election of directors of the corporation.

ARTICLE VIII

REGISTERED AGENT

The registered agent of the corporation shall be its chief financial officer, and the address of the registered agent of the corporation shall be 1600 West Merit Parkway, South Jordan, UT 84095.

ARTICLE IX

INDEMNIFICATION

The corporation shall indemnify its officers, directors, agents, incorporators and other persons against liabilities incurred by them that result from their acts that are performed in furtherance of the business of the corporation to the full extent now or hereafter permitted by the laws of the State of Utah.

ARTICLE X

VOTE REQUIRED TO APPROVE FUNDAMENTAL CHANGES

As to the following matters, the affirmative vote of two-thirds of the shares entitled to vote shall be required to approve any proposed shareholder action which otherwise requires shareholder approval under the Utah Revised Business Corporation Act: (a) to merge or consolidate the corporation with or into another corporation; (b) to sell, exchange, transfer or otherwise dispose of all or substantially all of the corporation’s property and assets; (c) to dissolve or liquidate the corporation; or (d) to amend, change or delete this Article X from the Articles of Incorporation.

* * * * *

Third: The Second Amended & Restated Articles amended the Amended & Restated Articles by:

(a)        Deleting Article V in its entirety and renumbering Article VI to Article XI (as well as applicable cross-references to such articles) accordingly; and

(b)        Revising former Article VI (renumbered as Article V, as noted above) by increasing the maximum size of the board of directors from nine to eleven and removing language related to the initial terms of our classified board, which applied following adoption of an amendment to the Original Articles on June 12, 1997.

No other amendments have been made.

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OTHER PROXY INFORMATION – EXHIBIT 1

Fourth: The Second Amended & Restated Articles, including the amendments noted in the third certification above, were authorized and adopted by the board of directors of the Corporation (subject to ratification by shareholders) at a meeting of such board of directors duly convened and held on February 24, 2018, at which meeting a quorum was present and acting throughout.

Fifth: The number of shares of capital stock of the Corporation outstanding and entitled to vote on the adoption of the Second Amended & Restated Articles of the Corporation was 50,325,883 shares of common stock (the “Common Stock”). No other class of capital stock was issued and outstanding. The number of shares of Common Stock voting to adopt the Second Amended & Restated Articles was ____________ shares, while the number of shares of Common Stock voting against adoption was ____________ shares. Consequently, the Second Amended & Restated Articles were adopted on May ___, 2018.

IN WITNESS WHEREOF, these Second Amended and Restated Articles of Incorporation have been executed by the Corporation as of the date first written above.

MERIT MEDICAL SYSTEMS, INC.,
a Utah corporation

By:
	Name:	Brian G. Lloyd
	Title:	Chief Legal Officer and Secretary

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Exhibit 2

MERIT MEDICAL SYSTEMS, INC.

2018 LONG-TERM INCENTIVE PLAN

Merit Medical Systems, Inc. (the “Company”), a Utah corporation, hereby establishes and adopts the Merit Medical Systems, Inc. 2018 Long-Term Incentive Plan (the “Plan”) effective as of the date specified in Section 13.13 below.

1.         PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentives inherent in the Awards hereunder.

2.                                    DEFINITIONS

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, including through an electronic medium.

“Base Amount” has the meaning set forth in Section 6.2(b).

“Board” shall mean the board of directors of the Company.

“Cause” shall mean with respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise: (i) if the Employee or Consultant is a party to an employment or service agreement with the Company or any of its Subsidiaries and such agreement provides for a definition of Cause, the definition contained therein; or (ii) if no such agreement exists, or if such agreement does not define Cause: (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or a Subsidiary; (B) conduct that results in or is reasonably likely to result in material harm to the reputation or business of the Company or any Subsidiary; (C) gross negligence or willful misconduct with respect to the Company or a Subsidiary; or (D) material violation of state or federal securities laws or any applicable written employment-related policy of the Company or Subsidiary. With respect to any Director, unless the applicable Award Agreement states otherwise, “Cause” means the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude, malfeasance in office, gross misconduct or neglect of duties as a Director, false or fraudulent misrepresentation inducing the Director’s appointment, or repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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“Change in Control” shall have the meaning set forth in Section 11.4.

“Clawback Policy” shall have the meaning set forth in Section 13.5(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.  Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder

“Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is: (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an “independent director” for purpose of the rules and regulations of the NASDAQ Global Select Market (or such other principal securities market on which the Shares are traded).

“Company” shall mean Merit Medical Systems, Inc., a Utah corporation.

“Company Voting Securities” shall have the meaning set forth in Section 11.4(b).

“Consultant” shall mean any individual or entity which performs bona fide services to the Company or a Subsidiary, other than as an Employee or Director, and who may be offered Shares under the Plan registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” shall mean that the Participant’s service with the Company or a Subsidiary, whether as an Employee, Consultant or Director, is not terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service; provided that (i) there is no interruption or termination of the Participant’s Continuous Service; and (ii) that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of a Subsidiary will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may also determine whether a Company transaction, such as a sale or spin-off of a division or Subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Director” shall mean a non-employee member of the Board.

“Disability” shall mean, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, that for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the

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Committee is determining Disability for purposes of the term of an Incentive Stock Option, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Subsidiary in which the Participant participates.

“Dividend Equivalents” shall have the meaning set forth in Section 8.3(b).

“Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  The Fair Market Value of Shares as of any date shall be the closing trading price of the Shares as reported on the NASDAQ Global Select Market on that date (or if there were no reported closing prices on such date, on the last preceding date as of which the closing price per Share was reported) or, if the Company is not then listed on the NASDAQ Global Select Market, on such other principal securities exchange on which the Shares are traded.  If the Company is not listed on the NASDAQ Global Select Market or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in good faith using such criteria as it determines in its discretion, and such determination shall be conclusive and binding on all persons.

“Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.

“Grant Date” shall mean the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the material terms and conditions of the Award or, if a later date is set forth in such resolution, then such later date as is set forth in such resolution.

“Incentive Stock Option” shall mean an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” shall have the meaning set forth in Section 11.4(a).

“Non-qualifying Transaction” shall have the meaning set forth in Section 11.4(c).

“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

“Option Exercise Price” shall mean the price at which a Share may be purchased upon the exercise of an Option.

“Other Share-Based Award” shall mean an Award that (i) is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit, (ii) is granted under Section 9;

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and (iii) is payable by delivery of Shares and/or which is measured by reference to the value of Shares.

“Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under the Plan.

“Payee” shall have the meaning set forth in Section 13.1.

“Performance Award” shall mean any Award the exercisability, vesting, payment or settlement of which is subject to or conditioned upon satisfaction in whole or in part of specific Performance Goals established by the Committee and set forth in the applicable Award Agreement. For clarity, Options and other Awards that become exercisable, vest, or otherwise are earned and become payable based solely on conditions relating to Continuous Service are not Performance Awards.

“Performance Goals” shall mean, as to a Performance Award, the specified levels of attainment of designated Performance Measures established by the Committee and set forth in the applicable Award Agreement at which the Performance Award will vest, become exercisable, or otherwise become payable or earned.

“Performance Measures” shall mean the measures or criteria that the Committee shall select for purposes of establishing the performance-based conditions for a Performance Award.  The Performance Measures may be based on the attainment of specific levels of performance of the Company (or any Subsidiary, division, business unit or operational unit of the Company) and may include the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes);  (iii) net revenue or net revenue growth; (iv) gross revenue, gross profit or gross profit growth; (v) net operating profit (before or after taxes); (vi) return on assets, capital, invested capital, equity, or sales; (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);  (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) improvements in capital structure; (xi) budget and expense management; (xii) productivity ratios; (xiii) economic value added or other value added measurements; (xiv) Share price (including, but not limited to, growth measures and total shareholder return); (xv) expense targets;  (xvi) margins; (xvii) operating efficiency; (xix) working capital targets; (xx) enterprise value; (xxi) completion of acquisitions or business expansions; and (xxii) performance measures identified in the Prior Plan.

“Permitted Assignee” shall have the meaning set forth in Section 12.3.

“Plan” shall mean the Merit Medical Systems, Inc. 2018 Long-Term Incentive Plan, as amended from time to time.

“Prior Plan” shall mean the Merit Medical Systems, Inc. 2006 Long-Term Incentive Plan.

“Related Right” shall have the meaning set forth in Section 6.1.

“Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee

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in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, or upon the attainment of such specified Performance Goals as the Committee may deem appropriate.

“Restricted Stock Award” shall have the meaning set forth in Section 7.1.

“Restricted Stock Unit” shall mean an Award of a contractual right to a future payment that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of such vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

“Restricted Stock Unit Award” shall have the meaning set forth in Section 8.1.

“Shares” shall mean the shares of common stock, no par value, of the Company.

“Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.

“Subcommittee” shall mean a subcommittee of the Committee designated by the Committee under Section 4.2(c) of the Plan.

“Subsidiary” shall mean any (i) corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other corporations in the chain; and (ii) any other entity in which the Company has a greater than 50% direct or indirect voting and economic equity interest.

“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Vesting Period” shall have the meaning set forth in Section 7.1 in the case of Restricted Stock or Section 8.1 in the case of Restricted Stock Units, as applicable.

“Vested Units” shall have the meaning set forth in Section 8.5.

3.         SHARES SUBJECT TO THE PLAN

3.1       Number of Shares.

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(a)        Subject to adjustment as provided in Section 12.2, a total of 3,100,000 Shares shall be authorized for grant under the Plan.  Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted.  Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two and one-half (2 ½) Shares for every one (1) Share granted.

(b)        If any Shares subject to an Award under this Plan are forfeited or any Options awarded under this Plan expire unexercised, the Shares underlying such Award shall, to the extent of such forfeiture or expiration, again be available for Awards under the Plan, subject to Section 3.1(d) below.  For clarity, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a): (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award, (iii) Shares repurchased by the Company with Option proceeds, (iv) Shares subject to a Stock Appreciation Right that are not issued in connection with the settlement of the Stock Appreciation Right on exercise thereof; and (v) Shares authorized for issuance or subject to awards under the Prior Plan, including Shares subject to awards under the Prior Plan which are forfeited or expire unexercised under the Prior Plan.

(c)        Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.

(d)       Any Shares that again become available for grant pursuant to this Section 3.1 shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan, or as two and one-half (2 ½) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2.      Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.         ELIGIBILITY AND ADMINISTRATION

4.1.      Eligibility.  The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Subsidiaries.

4.2.      Administration.

(a)        The Plan shall be administered by the Committee.  Subject to Section 4.2(c) below, the other provisions of the Plan and such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, the Committee shall have full power and authority to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder, including conditions on exercisability and vesting; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or

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other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan and authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; (xii) accelerate, on a case-by-case basis, the exercisability or vesting of a Participant’s Awards, in whole or in part, upon such Participant’s death, Disability or other termination of Continuous Service; (xiii) extend, on a case-by-case basis, the period during which a Participant’s Options can be exercised upon such Participant’s death, Disability or other termination of Continuous Service; provided that the extension will not allow any Option to be exercised after the Option’s original expiration date; (xiv) make all determinations for purposes of the Plan with respect to the occurrence, time and basis of any termination of a Participant’s Continuous Service; (xv) determine the Performance Measures, performance periods and Performance Goals, if any, that apply to vesting, exercisability or settlement of a Performance Awards, the degree to which the applicable Performance Goals have been timely attained, and the portion of any Performance Award that has become vested, exercisable, earned or payable; (xvi) make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (xvii) exercise full discretion and make any other determinations and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)        Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, and any Subsidiary.  A Participant or other holder of an Award may contest a decision or action of the Committee with respect to such person or Award only on the grounds that such decision is arbitrary and capricious or unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary and capricious or unlawful.

(c)        The full Committee may also delegate to a Subcommittee the right to authorize the grant of Options to Employees who are not directors or officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not directors or officers of the Company.  Additionally, to the extent not inconsistent with applicable law and the rules and regulations of any securities exchange on which the Company’s Shares are traded, the Committee may delegate in writing to the Company’s Chief Executive Officer, so long as he is also a director of the Company, any of the authority of the Committee under the Plan to grant Options to such Employees and on such Plan-compliant terms as are determined by the Chief Executive Officer, other than to Employees who are officers or other persons subject to Section 16(b) of the Exchange Act.  Any such delegation of authority shall be revocable prospectively by the Committee at any time and shall be subject to such limitations, including on the number of Options that can be granted in a specified period, and procedures as the Committee may specify.

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(d)       Any action within the scope of its or his authority by a Subcommittee or the Chief Executive Officer under Section 4.2(c) shall be deemed for all purposes under the Plan to have been taken by the full Committee and references in the Plan to the “Committee” shall be deemed to include the Subcommittee or the Chief Executive Officer acting within the scope of its or his delegated authority under Section 4.2(c), as applicable, unless the context otherwise requires.

(e)        The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

5.         OPTIONS

5.1.      Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards under the Plan.  Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.      Award Agreements.  All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.      Option Exercise Price.

(a)        The Option Exercise Price per Share purchasable under any Option shall not be less than 100% of the Fair Market Value of such Share on the Grant Date of such Option.  Notwithstanding the foregoing, an Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is a Substitute Award granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code, and Option Exercise Prices may be adjusted as provided in Section 12.2.

(b)        Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s shareholders: (a) lower the Option Exercise Price per Share of an Option after it is granted; (b) cancel an Option when the Option Exercise Price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with  Substitute Awards); or (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ Global Select Market (or such other principal securities market on which the Shares are traded).

5.4.      Option Term and Vesting.

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(a)        The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of seven (7) years from the Option’s Grant Date, except in the event of death or Disability.

(b)        Each Option shall be subject to such terms and conditions on the time or times when it may be exercised (which conditions  may be based on Continuing Service, Performance Goals or a combination thereof) as the Committee may deem appropriate and set forth in the applicable Award Agreement. The vesting provisions of individual Options may vary from Award to Award.

5.5.      Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or any part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full Option Exercise Price for the Shares being purchased.  Unless otherwise provided in an Award Agreement, full payment of such Option Exercise Price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); or (b) if permitted by the applicable Award Agreement or otherwise with the consent of the Committee in its discretion, and to the extent permitted by applicable statutes and regulations: (i) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) provided such previously acquired Shares have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes), (ii) by withholding Shares otherwise issuable in connection with the exercise of the Option; (iii) through a “cashless” exercise program established with a broker, (iv) by any combination of any of the foregoing, or (v) through delivery of any other form of legal consideration that may be acceptable to the Committee.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance of the underlying Shares. Notwithstanding any provision to the contrary, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan

5.6.      Form of Settlement.  In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7.      Incentive Stock Options.  The Committee may grant Options intended to qualify as Incentive Stock Options to any employee of the Company or any Subsidiary corporation, subject to the requirements of Section 422 of the Code.  No Option shall be an Incentive Stock

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Option unless expressly designated as such in the applicable Award Agreement. Solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be issued under the Plan shall be 3,100,000 Shares, subject to adjustment under Section 12.2. Additionally, a Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the underlying Shares at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date. To the extent that the aggregate Fair Market Value (determined at the Grant Date) of Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall not be treated as Incentive Stock Options.

5.8.      Effect of Termination of Continuous Service. Unless otherwise provided in the applicable Award Agreement or approved by the Committee, in the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or Disability), the Participant may exercise the Participant’s vested Options (to the extent that the Participant was entitled to exercise such Options as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Participant’s Continuous Service, or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is for Cause, all outstanding Options (whether or not otherwise vested) shall immediately terminate and cease to be exercisable. If, after termination of Continuous Service, the Options are not timely exercised, the Options shall automatically terminate.

6.         STOCK APPRECIATION RIGHTS

6.1.      Grant and Exercise.  The Committee may award Stock Appreciation Rights to a Participant: (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Related Right”); (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.      Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)        Each Stock Appreciation Right shall be subject to such terms and conditions on the time or times when it may be exercised (which conditions may be based on Continuing Service, Performance Goals, or a combination thereof) as the Committee may deem appropriate and set forth in the applicable Award Agreement. The vesting provisions of individual Stock Appreciation Rights may vary from Award to Award.

(b)        Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of: (i) the Fair Market Value of one Share on the date of exercise, over

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(ii) a designated base value per Share (the “Base Amount”) with respect to the right on the applicable Grant Date (or in the case of a Related Right on the Grant Date of the related Option) as specified by the Committee in its sole discretion and set forth in the applicable Award Agreement, which Base Amount per Share, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on the Grant Date of the right or the related Option, as the case may be.

(c)        Upon the exercise of a Stock Appreciation Right, the Committee shall determine in its sole discretion whether payment shall be made in in whole Shares, in cash or other property, or any combination thereof.

(d)       Any Related Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(e)        Any Related Right may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the Option Exercise Price at which Shares can be acquired pursuant to the Option.  In addition, (i) if a Related Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Related Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Related Right applies, and (ii) no Related Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six (6) months of its term for cash, except as provided in Article 11.

(f)        Any Option related to a Related Right shall no longer be exercisable to the extent the Related Right has been exercised.

(g)        The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(h)        The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate.  Notwithstanding the foregoing provisions of this Section 6.2(h), but subject to Section 12.2, a Stock Appreciation Right shall have the same terms and conditions as Options, including (i) a Base Amount per Share not less than Fair Market Value of a Share on the applicable Grant Date, and (ii) a term not greater than seven (7) years.  In addition to the foregoing, but subject to Section 12.2, the Committee shall not without approval of the Company’s shareholders (A) reduce the Base Amount per Share under any Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the Base Amount per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), or (C) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Global Select Market (or such other principal securities market on which the Shares are traded).

(i)         The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

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7.                                    RESTRICTED STOCK AWARDS

7.1.      Grants.  Shares may be awarded under the Plan to Participants as Restricted Stock either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”).  Restricted Stock Awards consist of grants of actual outstanding Shares on the applicable Grant Date. A Restricted Stock Award shall be subject to vesting restrictions imposed by the Committee covering a period of time (“Vesting Period”) specified by the Committee and may also be subject in whole or in part to additional performance-based vesting conditions designated by the Committee.  A Restricted Stock Award subject to Performance Goal vesting conditions may be denominated as “performance shares.” The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of shares of Restricted Stock.

7.2.      Award Agreements.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards need not be the same with respect to each Restricted Stock Award. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (a) an escrow agreement satisfactory to the Committee, and (b) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute within such time as the Committee requires an Award Agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void.

7.3.      Rights of Holders of Restricted Stock.

(a)        Beginning on the Grant Date of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the applicable Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided that, except as otherwise provided in an Award Agreement, any cash, Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock. Any provision herein to the contrary notwithstanding, unless otherwise provided in the applicable Award Agreement, cash dividends or with respect to any Restricted Stock Award and any other property (including additional Shares) distributed as a dividend or otherwise with respect to any Restricted Stock Award shall be: (i) accumulated subject to restrictions and risk of forfeiture to the same extent as the underlying Restricted Stock with respect to which such cash, Shares or other property has been distributed; and (ii) either (A) paid to the Participant at the time such restrictions and risk of forfeiture lapse or (B) forfeited to the extent the underlying Restricted Stock is forfeited.

(b)        Shares awarded to a Participant as Restricted Stock shall be subject to the following restrictions until the expiration of the applicable Vesting Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (i) if an escrow

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arrangement is used, the Participant shall not be entitled to delivery of the stock certificate representing the Restricted Stock; (ii) the Shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (iii) the Shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (iv) to the extent such Shares are forfeited, the applicable stock certificates shall be returned to the Company, and all rights of the Participant to such Shares and as a shareholder with respect to such Shares shall immediately terminate without further obligation on the part of the Company. Any certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.4.      Vesting.  Restricted Stock Awards shall be subject to such terms and conditions on the time or times when they vest (which conditions may be based on Continuing Service, Performance Goals or a combination thereof) as the Committee may deem appropriate and set forth in the applicable Award Agreement.

7.5.      Delivery of Shares.  Upon the expiration of the applicable Vesting Period with respect to any Restricted Stock, the restrictions set forth in this Article 7 and the applicable Award Agreement shall be of no further force or effect with respect to the Shares of Restricted Stock, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Vesting Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

8.         RESTRICTED STOCK UNIT AWARDS

8.1.      Grants.  Awards of Restricted Stock Units having a value equal to a designated number of Shares (“Restricted Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan.  A Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time (“Vesting Period”) specified by the Committee and may also be subject to additional Performance Goal vesting conditions designated by the Committee.  A Restricted Stock Unit Award subject to Performance Goal vesting conditions may be denominated as “performance units.”

8.2.      Award Agreements.  The terms of Restricted Stock Unit Awards granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Restricted Stock Unit Award. Each Participant granted Restricted Stock Units shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock Units.

8.3.      Rights of Holders of Restricted Stock Units.

(a)        No Shares shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside Shares or funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Shares underlying Restricted Stock Units granted hereunder.

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(b)        At the discretion of the Committee, each Restricted Stock Unit (representing one Share) may be credited with cash and stock dividends paid by the Company in respect of one Share (“Dividend Equivalents”). Unless otherwise expressly provided in the applicable Award Agreement, Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)        Restricted Stock Units awarded to any Participant shall be subject to (i) forfeiture until the expiration of the applicable Vesting Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall automatically terminate without further obligation on the part of the Company and (ii) such other terms and conditions as may be set forth in the applicable Award Agreement.

8.4.      Vesting.  Restricted Stock Unit Awards shall be subject to such terms and conditions on the time or times when they vest and become earned (which conditions may be based on Continuing Service, Performance Goals or a combination thereof) as the Committee may deem appropriate and set forth in the applicable Award Agreement.

8.5.      Settlement and Payment.  Except as may be provided in the applicable Award Agreement, upon the expiration of the applicable Vesting Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Share for each such outstanding vested Restricted Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.3(b) hereof and the interest thereon or, at the discretion of the Committee, in Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Vesting Period lapsed with respect to each Vested Unit.  The Company shall issue Shares or make otherwise make payment for each Vested Unit as soon as reasonably possible after expiration of the applicable Vesting Period and on a date selected by the Company; provided that in no event shall settlement of any Vested Units be made later than sixty (60) days after expiration of the applicable Vesting Period (or such shorter period as is necessary to exempt the Award from Section 409A of the Code).

9.         OTHER AWARDS

The Committee may, subject to any restrictions under applicable law or under the rules of any securities exchange on which the Shares are listed, grant Other Share-Based Awards, either

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alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion.  Each Other Share-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, as specified in the applicable Award Agreement. No Dividend Equivalents shall be paid or credited with respect to Other Share-Based Awards. Any cash, Shares or any other property distributed as a dividend or otherwise with respect to any issued but unvested Shares underlying an Other Share-Based Award shall be subject to the same vesting conditions and risk of forfeiture as such Other Share-Based Award.

10.       SECURITIES LAW COMPLIANCE

No Shares shall be issued, purchased or sold under any Award Agreement unless and until (a) any then applicable requirements of federal, state and foreign laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise, vesting or settlement of the Awards; provided that this undertaking shall not require the Company to register under the Exchange Act or other applicable securities laws the Plan, any Award or any Shares issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise, vesting or settlement of such Awards unless and until such authority is obtained.

It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 10, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

11.       CHANGE IN CONTROL PROVISIONS

11.1.        Effect of Change in Control. Notwithstanding any provision of the Plan (other than Section 11.2) or any applicable Award Agreement to the contrary, in the event of a Change in Control, all then outstanding Awards shall automatically become 100% vested, exercisable, earned and payable, as of the effective time of the Change in Control. For clarity, to the extent the amount or timing of vesting, exercisability, payment or settlement of any Award is subject to or conditioned upon attainment of Performance Goals stated in the applicable Award Agreement (i.e., the Award is a Performance Award), for purposes of this Section 11.1, such Performance Goals shall be deemed to have been attained at 100% of the applicable target levels.

11.2.    Discretionary Cancellation of Awards. In addition, and notwithstanding any contrary provision in this Plan or applicable Award Agreement, in the event of a pending Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected Participants, elect to cancel under this Section 11.2 all or any portion of the then

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outstanding Awards and cause the Company to pay to the holders thereof, in cash or Shares, or any combination thereof, the then current Fair Market Value of such cancelled Awards.  The Committee shall compute the Fair Market Value of Awards canceled under this Section 11.2 based upon the price per Share received or to be received by the other shareholders of the Company in the Change in Control transaction.  In determining the Fair Market Value of Awards cancelled under this Section 11.2, all such cancelled Awards shall be valued as if they are 100% vested and earned (with any Performance Goals deemed satisfied at 100% of the applicable target level). In the case of any Option or Stock Appreciation Right with an Option Exercise Price (or Base Amount in the case of a Stock Appreciation Right) that equals or exceeds the price paid or to be paid for a Share in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of any consideration therefor.

11.3.    Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

11.4.    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a)        During any twelve (12) month period beginning after the date hereof, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; and provided further that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(b)        any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c) below, or (v) by any person of Voting Securities from the Company, if a majority

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of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;

(c)        the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction, unless immediately following such transaction:  (i)  more than 30% the total voting power of (A) the surviving corporation resulting from such transaction, or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the surviving corporation, is represented by Company Voting Securities that were outstanding immediately prior to such transaction (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such transaction), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the transaction; (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the surviving corporation or its parent corporation), is or becomes the beneficial owner, directly or indirectly, of more than 30% of the total voting power of the outstanding voting securities eligible to elect directors of the parent corporation (or, if there is no parent corporation, the surviving corporation); and (iii) at least a majority of the members of the board of directors of the parent corporation (or, if there is no parent Corporation, the surviving corporation) following the consummation of the transaction were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such transaction (any transaction which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a “Non-Qualifying Transaction”);

(d)       the date shareholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(e)        the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries, taken as a whole, to any person that is not a Subsidiary.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

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12.       GENERALLY APPLICABLE PROVISIONS

12.1.    Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Global Select Market (or such other principal securities market on which the Shares are traded) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan; (c) materially expand the class of persons eligible to participate in the Plan; (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2, or (f) take any action with respect to an Option or Stock Appreciation Right that may be treated as a repricing under the rules and regulations of the NASDAQ Global Select Market (or such other principal securities market on which the Shares are traded), including reducing the Option Exercise Price or Base Amount (as applicable) or exchanging an Option or Stock Appreciation Right for cash or another Award.  In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2.    Adjustments.  In the event of changes in the outstanding Shares or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the Option Exercise Price of Options and Base Amount of Stock Appreciation Rights, the maximum number of Shares subject to all Awards stated in Section 3.1 and the maximum number of Shares with respect to which Incentive Stock Options may be granted shall be equitably adjusted or substituted, as to the number, price or kind of share of common stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 12.2, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Subsidiaries, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 12.2 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of  all  Stock Options, ensure that any adjustments under this Section 12.2 will not constitute a modification of such Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 12.2 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.3.    Transferability of Awards.  Except as provided below, and except as otherwise authorized by the Committee in an Award Agreement, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction or performance period has not lapsed, may be sold, assigned, transferred, pledged or otherwise

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encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  Notwithstanding the foregoing if provided for in an Award Agreement, a Participant may assign or transfer an Award with the consent of the Committee (each transferee thereof, a “Permitted Assignee”): (a) to the Participant’s spouse, children, or grandchildren (including any adopted step children and grandchildren); (b) to a trust or partnership for the benefit of one or more person referred to in clause (a); or (c) for charitable donations;  provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Any transfer of an Award or Shares in violation of this Section 12.3 shall be null and void.

12.4.    Deferral.  The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, vesting, satisfaction of Performance Goals, or other event that absent the election would entitle the Participant to payment or receipt of Shares or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.

13.       MISCELLANEOUS

13.1.    Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes.  If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares otherwise deliverable in connection with the Award.

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13.2.    Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any person the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason “at will.”  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Consultant or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Consultants or Participants under the Plan.

13.3.    Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions of the Plan and Award Agreement.

13.4.    Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5.    Cancellation and Forfeiture of Awards; Clawback.

(a)        Notwithstanding anything to the contrary contained herein or in any Award Agreement, all outstanding Awards granted to any Participant shall be automatically and immediately canceled if (a) the Participant is terminated for Cause or engages following his or her period of Continuous Service in conduct that would constitute Cause; (b) breaches any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant; of (c) without the consent of the Company, during or following the Participant’s period of Continuous Service for the Company or any Subsidiary, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with and materially adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its discretion.

(b)        Notwithstanding any other provisions in this Plan or any Award Agreement, the Company may cancel any Award, require reimbursement of any Award (or the proceeds thereof) by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). A Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant agrees to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

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13.6.    Delivery and Stop Transfer Orders.  Upon exercise or vesting of an Award, as applicable, the Company shall issue Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, and except as otherwise contemplated by this Plan, 30 days shall be considered a reasonable period of time. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Any provision herein to the contrary notwithstanding, the Company shall have no obligation to issue any Shares pursuant to an Award if the Committee determines in good faith that such issuance would violate applicable federal, state or foreign securities laws.

13.7.    Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

13.8.    Other Plans.  No further Awards shall be granted under the Prior Plan. Nothing contained in the Plan, however, shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9.    Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.10.  Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

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13.11.  Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.12.  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Utah, without reference to principles of conflict of laws, and construed accordingly.

13.13.  Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the Shares voted at a duly constituted meeting of the shareholders of the Company.  The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and no Award shall be granted until the shareholders of the Company approve the Plan.  Awards may be granted under the Plan at any time and from time to time following shareholder approval of the Plan until the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.14.  Foreign Employees and Sub-Plans.

(a)        Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

(b)        The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying foreign or state blue sky, securities, tax, employment, privacy or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

13.15.  Compliance with Section 409A of the Code; Taxes.

(a)        The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise.

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Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and taxation under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier).

(b)        Notwithstanding the foregoing or any other provision of the Plan or any other agreement, neither the Company, any Subsidiary nor the Committee or any of their respective directors, officers, employees or agents shall have any obligation to take any action to prevent the assessment of any tax or penalty on any Participant under Section 409A of the Code or otherwise with respect to the Plan or any Award. Neither the Company, any Subsidiary, nor the Committee or any of their respective directors, officers, employees or agents has any liability or obligation to indemnify, reimburse, gross-up or compensate any Participant for any taxes or tax-related penalties, interest and other costs arising out of or resulting from the Plan or any Award, including any taxes under Sections 409A and 4999.

13.16.  Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.17.  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any Award under the Plan is to be exercised (or to whom any amount or Shares are to be paid or issued) in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

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OTHER PROXY INFORMATION

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/23/2018 for shares held directly and by 11:59 P.M. ET on 05/21/2018 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/23/2018 for shares held directly and by 11:59 P.M. ET on 05/21/2018 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

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OTHER PROXY INFORMATION

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐

1.	Election of Directors
Nominees
01) A. Scott Anderson	02) Fred P. Lampropoulos				03) Franklin J. Miller, M.D.

The Board of Directors recommends you vote FOR the following proposal:

2.	Proposal to amend the Company’s Articles of Incorporation to increase the maximum number of directors from 9 to 11.
					For	Against	Abstain
					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

3.	Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.
					For	Against	Abstain
					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

4.	Proposal to approve the Company’s 2018 Long-Term Incentive Plan.				For	Against	Abstain
					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

5.	Ratification of the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2018.

					For	Against	Abstain
					☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

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OTHER PROXY INFORMATION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:  The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

MERIT MEDICAL SYSTEMS, INC.

Annual Meeting of Shareholders

May 24, 2018

3:00 PM (Mountain time)

This proxy is solicited by the Board of Directors, on behalf of the Company

The undersigned hereby appoints Fred P. Lampropoulos and Bernard J. Birkett and each of them, as proxies, with full power of substitution, and hereby authorizes each of them to represent and vote, as designated below, all shares of the common stock of Merit Medical Systems, Inc., a Utah corporation (the “Company”), held of record by the undersigned on March 28, 2018 at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the Company’s corporate offices, 1600 West Merit Parkway, South Jordan, Utah 84095, on Wednesday, May 24, 2018, at 3:00 p.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The undersigned shareholder may revoke this proxy at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date by mail, by voting via the Internet, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

If no instructions are indicated in this Proxy Card for the applicable proposal, the shares of the undersigned will be voted: FOR the election of each of the three director nominees identified in this Proxy Statement; FOR the Amendment to the Company’s Articles of Incorporation to increase maximum board size (from 9 to 11); FOR the non-binding resolution to approve the compensation of the Company’s named executive officers; FOR the approval of the Company’s 2018 Long-Term Incentive Plan; and FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Continued and to be signed on reverse side.

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